Prospectus	May 1, 2016

Variable Universal Life Insurance Policy
Series II
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
This prospectus describes a variable universal life insurance policy ("Policy") issued by American Family Life Insurance Company ("AFLIC" or the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Policy, including all material rights and obligations under the Policy. This Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.
You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.
You can allocate your Policy's values to:
One or more Subaccounts of American Family Variable Account I (the "Variable Account"), each of which invests exclusively in one or more of the portfolios listed on this page; or
the Fixed Account, which credits a specific rate of interest.
Please note that the Policy and the Portfolios:
are not guaranteed to achieve their goals;
are not federally insured;
are not endorsed by any bank or government agency; and
are subject to risks, including loss of the amount invested.
The following portfolios are available:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard is a trademark of The Vanguard Group, Inc.
For information regarding portfolio fees and expenses, see "Fee Tables—Annual Portfolio Operating Expenses."

The SEC has not approved the Policy, the Fixed Account or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policy Benefits/Risk Summary	4

Policy Benefits	4
Premiums	4
The Policy	4
Death Benefit	4
Supplemental Benefits and Riders	5
Surrenders and Partial Surrenders	5
Transfers	5
Policy Loans	5
Settlement Options	5
Tax Benefits	5

Policy Risks	6
Investment Risk	6
Risk of Lapse	6
Tax Risks	6
Surrender Risks	7
Loan Risks	7
Risk of An Increase in Current Fees and Expenses	7
Portfolio Risks	7

Fee Tables	8

The Policy	13
Purchasing a Policy	13
When Insurance Coverage Takes Effect	13
Canceling a Policy (Free-look Right)	13
Ownership Rights	13
Modifying the Policy	13
Administrative Issues	14

Premiums	15
Allocating Premiums	16

Policy Values	17
Policy Value	17
Surrender Value	17
Subaccount Value	17
Accumulation Unit Value	17
Fixed Account Policy Value	17

Death Benefit	19
Insurance Proceeds	19
Abandoned Property Requirements	19
Death Benefit Options	20
Changing Death Benefit Options	20
Changing the Specified Amount	21
Increasing the Specified Amount	21
Decreasing the Specified Amount	21
Settlement Options	21
Accelerated Death Benefit	22
Benefit Payable on Maturity Date	22

Surrenders and Partial Surrenders	23
Surrenders	23
Partial Surrender	23
Effect of Partial Surrenders	23

Transfers	24
Dollar Cost Averaging	24
Automatic Asset Reallocation	24
Additional Limitations on Transfers	25

Policy Loans	27
Policy Loan Conditions	27

Telephone Requests	28

Continuation of Insurance Coverage and Reinstatement	29
Lapse	29
Reinstatement	29

The Company and the Fixed Account	30
American Family Life Insurance Company	30
The Fixed Account	30

The Variable Account and the Portfolios	31
The Variable Account	31
The Portfolios	32
Portfolio Management Fees and Charges	33
Changes to the Variable Account	33
Voting Portfolio Shares	33

Charges and Deductions	34
Premium Charge	34
Mortality and Expense Risk Charge	34
Monthly Deduction	34
Cost of Insurance Charge	34
Surrender Charge	35
Partial Surrender Charge and Partial Surrender Processing Fee	36
Transfer Charge	36
Illustration Fee	36
Portfolio Expenses	36

Federal Tax Considerations	37
Tax Treatment of Policy Benefits	37
Estate, Gift and Generation-Skipping Transfer Taxes	39
Other Policy Owner Tax Matters	39
Life Insurance Purchases by Residents of Puerto Rico	39
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations	39
Our Taxes	40

Supplemental Benefits and Riders	41

Sale of the Policies	44

Legal Proceedings	45

Business Disruption and Cyber Security Risks	46

Financial Statements	47

Glossary	48

Statement of Additional Information Table of Contents	51

Policy Benefits/Risk Summary

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may vary and your Policy Value will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and policy loans from your Surrender Value subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.
This summary describes the Policy's important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.
Policy Benefits
Premiums
Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.
Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Policy Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.
The Policy
Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.
Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the portfolios listed on page 1 of this prospectus.
Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.
Policy Value: Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and policy loans). We do not guarantee a minimum Policy Value.
Death Benefit
Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured's death.
Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured's death. See "DEATH BENEFIT—Death Benefit Options" for a list of the Policy Value Percentages for Attained Ages 40-100.
Death Benefit Option 1 is equal to the greater of:
the Specified Amount on the date of the Primary Insured's death; or
the Policy Value multiplied by the applicable Policy Value Percentage listed under "Death Benefit Options." The Policy Value Percentage multiplied by the Policy Value determines the minimum death benefit required for the qualification of the Policy under Federal Tax Law.

Death Benefit Option 2 is equal to the greater of:
the Specified Amount plus the Policy Value on the date of the Primary Insured's death; or
the Policy Value multiplied by the applicable Policy Value Percentage.
Changing Death Benefit Options and Specified Amount: You may change death benefit options once per Policy Year while the Policy is in force and We will not assess a charge for changing death benefit options. However, changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. In addition, you select the Specified Amount when you apply for the Policy. You may increase or decrease the Specified Amount at any time, subject to certain conditions. Changing the death benefit option or the Specified Amount may have tax consequences.
Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are

uncertain.Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders
We offer nine Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children's Insurance Rider, Cost of Living Adjustment Rider, Credit of Specified Premium Rider, Extended Benefit Protection Rider, Guaranteed Purchase Option Benefit Rider, and Waiver of Monthly Deductions Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children's Insurance, Credit of Specified Premium, Extended Benefit Protection, Guaranteed Purchase Option Benefit, and Waiver of Monthly Deductions Riders. There is no charge for the Accelerated Death Benefit Rider or the Cost of Living Adjustment Rider. These Riders may not be available in all states. Please contact Us for further details.
Surrenders and Partial Surrenders
Surrender: You may make a written request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.
Partial Surrenders: You may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.
Transfers
You may make twelve transfers of Policy Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)
Policy Loans
You may take a policy loan from your Policy. You may take a Preferred Policy Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Policy Loan at any time. The maximum policy loan amount you may take is 90% of the Surrender Value.
We charge you a maximum annual interest rate of 8.00% on your policy loan. We credit interest on policy loan amounts in the Policy Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Policy Loans and 6% for Non-Preferred Policy Loans. Policy Loans may have tax consequences.
Policy Loans reduce the Surrender Value and death benefit and increase the risk that your Policy will lapse.

Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is included in the Death Benefit Section of this Prospectus.
Tax Benefits
Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the policy value of the policy until there is a distribution. This means that under a qualifying life insurance policy, policy value builds up on a tax deferred basis and transfers of policy value among the available investment options under the policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law; however, there is some uncertainty about the application of the Federal tax law to a Policy issued on a substandard basis.

Policy Risks

Policy Risks
The following are some of the risks associated with the Policy.

Investment Risk
If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.

If you allocate net premiums to the Fixed Account, then We credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse
If your Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum Premium (there is no such guarantee for any increase in Specified Amount); (2) if you purchase an Extended Benefit Protection Rider and meet certain conditions; or (3) if you make a payment sufficient to cover the outstanding Monthly Deductions due and any policy loan interest due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions. Policy loans and partial surrenders increase the risk that your Policy will lapse.

Tax Risks
We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

 Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and policy loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and policy loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, policy loans will generally not be treated as distributions. Finally, neither distributions nor policy loans from a Policy that is not a MEC are subject to the 10% penalty tax.
See "Federal Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks
The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect Surrender Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse" above.

While partial surrenders are available to you, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of $25.

A partial surrender or surrender may have tax consequences.

Loan Risks
A Policy loan, whether or not repaid, will affect your Policy's Policy Value over time because We subtract the amount of the policy loan from the Subaccounts and/or Fixed Account as collateral, and this policy loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.

We reduce the amount We pay on the Primary Insured's death by the policy loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the policy loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

A policy loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.
The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Value between the Subaccounts and the Fixed Account.

Transaction Fees
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	5% of premium	5% of premium
Partial Surrender Charge[1]	Upon partial surrender within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	Deduction from Policy Value in proportion to the charge that applies upon full surrender[1]	Deduction from Policy Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	$25	$25
Surrender Charge[2]
Minimum Charge[3]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.52 per $1,000 of the Specified Amount or the Specified Amount increase	$0.52 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$57.69 per $1,000 of the Specified Amount or the Specified Amount increase	$57.69 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 25 in Male, Non-Nicotine underwriting class for first Policy Year, Death Benefit Option 1	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$19.40 per $1,000 of the Specified Amount or the Specified Amount increase	$19.40 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[5]
[1]	When calculating the partial surrender charge, We prorate the amount of the surrender charge that would otherwise apply if you fully surrendered the Policy at the time of partial surrender by the ratio of the Policy Value subject to the partial surrender divided by the entire Surrender Value under the Policy. For example, if you requested to partially surrender $10,000 of your Policy Value in the second Policy Year and the Surrender Value of the Policy was $100,000, We would multiply the surrender charge that would otherwise apply at that time if you fully surrendered the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge.

[2]	The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured's Issue Age, gender, death benefit option, underwriting class, and Policy Year. The Surrender Charge shown in the table may not be representative of the charges you will pay. Your Policy indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at our Administrative Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.
[3]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 0, Non-Nicotine underwriting class.
[4]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 62, Preferred Nicotine underwriting class.
[5]	We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.
The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Daily	0.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	0.45% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-15 and 0% thereafter
Cost of Insurance Charge[6]
Minimum Charge[7]	Monthly	$0.02 per $1,000 of net amount at risk[8]	$0.02 per $1,000 of net amount at risk
Maximum Charge[9]	Monthly	$29.79 per $1,000 of net amount at risk	$29.79 per $1,000 of net amount at risk
Charge for Insured with Attained Age 25 in Male, Non-Nicotine underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$0.08 per $1,000 of net amount at risk	$0.08 per $1,000 of net amount at risk
Administrative Charge[10]
Minimum Charge[11]	Monthly	$0.00 per $1,000 of Specified Amount	$0.00 per $1,000 of Specified Amount
Maximum Charge[12]	Monthly	$2.00 per $1,000 of Specified Amount	$2.00 per $1,000 of Specified Amount
Charge for Insured with Issue Age 25 in the Male Non-Nicotine underwriting class with Specified Amount of $125,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Specified Amount	$0.10 per $1,000 of Specified Amount
Policy Fee	Monthly	$6 each month for all Policy Years. Plus $4 each month during Policy Years 1-5	$6 each month for all Policy Years. Plus $4 each month during Policy Years 1-5
Loan Interest Spread[13]	At the end of each Policy Year until the loan is repaid in full[14]	2% (effective annual rate)	2% (effective annual rate)
[6]	The cost of insurance charge will vary based on the Primary Insured's Attained Age, underwriting class, gender, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Administrative Service Center.
[7]	The minimum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Attained Age 2, Non-Nicotine underwriting class.

[8]	The net amount at risk is equal to the Specified Amount of coverage minus the Policy's Policy Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.
[9]	The maximum cost of insurance charge assumes that the Policy is in the 20th Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Nicotine underwriting class.
[10]	The administrative charge will vary based on the Primary Insured's Issue Age, gender and underwriting class, the death benefit option chosen, Policy Year and Specified Amount. More detailed information concerning your administrative charge is available on request from Our Administrative Service Center.
[11]	The minimum administrative charge assumes that the Policy is in the first Policy Year, Death Benefit Option 1 is in effect, and that the Insured has the following characteristics: Issue Age 60, Female, non-nicotine underwriting class.
[12]	The maximum administrative charge assumes that the Policy is in the first Policy Year, Death Benefit Option 2 is in effect, and that the Insured has the following characteristics: Issue Age 70, Male, nicotine underwriting class.
[13]	The Policy Loan Interest Spread charge is the difference between the amount of interest We charge you for a policy loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest we credit to the amount held in the Policy Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for preferred policy loans and an effective annual rate of 6% for non-preferred policy loans). We guarantee that the interest We credit to the amount in the Policy Loan Account will be at least equal to an effective annual rate of 8% for preferred policy loans and an effective annual rate of 6% for non-preferred policy loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Policy Loan Interest Spread for a non-preferred policy loan. The guaranteed charge for a preferred policy loan would be 0% (effective annual rate).
[14]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.
Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge for Riders[15]	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Accelerated Death Benefit Interest Charge	Upon payment of accelerated death benefit payment
Lower of A or B as a percent of accelerated death benefit payment. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate (8.00% effective annual rate)
4.33% (effective annual rate)[16] (Subject to change monthly) of the accelerated death benefit payment
Accidental Death Benefit Rider	Monthly	$0.05 per $1,000 of accidental death benefit insurance coverage	$0.05 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[17]	Monthly	$0.04 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.03 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[19]	Monthly	$2.03 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.03 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Charge for Insured with Attained Age 35 in Male, Non-Nicotine underwriting class	Monthly	$0.09 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.09 per $1,000 of additional insured rider amount[18] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children's Insurance Rider	Monthly	$3.00 for all insured children together	$3.00 for all insured children together

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge for Riders[15]	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Credit of Specified Premium Rider[20]
Minimum[21]	Monthly	$0.02 per $1 of the monthly specified premium amount	$0.02 per $1 of the monthly specified premium amount
Maximum[22]	Monthly	$0.16 per $1 of the monthly specified premium amount	$0.16 per $1 of the monthly specified premium amount
Charge for Male Insured with Attained Age 25	Monthly	$0.02 per $1 of the monthly specified premium amount	$0.02 per $1 of the monthly specified premium amount
Extended Benefit Protection Rider	Monthly	$0.01 per every $1,000 of Specified Amount	$0.01 per every $1,000 of Specified Amount
Guaranteed Purchase Option Benefit Rider
Minimum[23]	Monthly	$0.01 per $1,000 of guaranteed insurance coverage[24]	$0.01 per $1,000 of guaranteed insurance coverage
Maximum[25]	Monthly	$0.12 per $1,000 of guaranteed insurance coverage	$0.12 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$0.04 per $1,000 of guaranteed insurance coverage	$0.04 per $1,000 of guaranteed insurance coverage
Waiver of Monthly Deductions Rider[20]
Minimum[26]	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge
Maximum[27]	Monthly	$0.31 per $1 of the monthly cost of insurance charge	$0.31 per $1 of the monthly cost of insurance charge
Charge for Male Insured with Attained Age 25	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge

[15]	The charge for the Additional Insured Rider varies based on the Insured's Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Credit of Specified Premium Rider vary based on the Insured's Attained Age and gender. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Administrative Service Center.
[16]	The accelerated death benefit interest rate may vary on a monthly basis. Before you elect an accelerated death benefit payment, we can estimate the interest rate that would apply to the amount of the accelerated payment.
[17]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Select underwriting class.
[18]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[19]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Nicotine underwriting class.
[20]	You may elect either the Credit of Specified Premium Rider or the Waiver of Monthly Deductions Rider, but not both.
[21]	The minimum Credit of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 0.
[22]	The maximum Credit of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[23]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[24]	Guaranteed insurance coverage represents the amount of additional insurance coverage that may be purchased on the Primary Insured on each option date under the Rider.
[25]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[26]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male, Attained Age 0.
[27]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Female, Attained Age 59.

The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2015. More detail concerning each Portfolio's fees and expense is contained in the prospectus for each Portfolio.
Annual Portfolio Operating Expenses28
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.16%	0.88%
[28]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Policy. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2015.

Portfolio	Advisory Fee	12b-1/ Service Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Expenses
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	0.55%	0.25%	0.08%	N/A	0.88%
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	0.45%	0.25%	0.09%	0.08%	0.87%[29]
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	0.45%	0.25%	0.11%	0.02%	0.83%[29]
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)	0.31%	0.10%	0.11%	N/A	0.52%
Fidelity® VIP Mid Cap Portfolio (Initial Class)	0.55%	N/A	0.08%	N/A	0.63%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	0.33%	N/A	0.03%	N/A	0.36%
Vanguard VIF International Portfolio	0.37%	N/A	0.03%	N/A	0.40%
Vanguard VIF Money Market Portfolio	0.13%	N/A	0.03%	N/A	0.16%[30]
Vanguard VIF Small Company Growth Portfolio	0.34%	N/A	0.03%	0.01%[31]	0.38%
[29]	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund's prospectus because of acquired fund fees and expenses.
[30]	Vanguard and the Portfolio's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the portfolio's daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the Portfolio's Board may terminate the temporary expense limitation at any time.
[31]	Acquired Fund Fees and Expenses are not included in the Portfolio's financial statements, which provide a clearer picture of a portfolio's actual operating costs.

The Policy

Purchasing a Policy
To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who was appointed by AFLIC and who was also a registered representative of American Family Securities, LLC. This Policy is not available to new purchasers.
The minimum Specified Amount for Issue Ages 0-17, Non-Nicotine underwriting class only, is $100,000. The minimum Specified Amount for Issue Ages 18-80 in all the underwriting classes is as follows: Super Select, Select, Preferred and Preferred Nicotine: $100,000; Non-Nicotine and Nicotine: $50,000.
Generally, the Policy is available for Insureds between Issue Ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Administrative Service Center, on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.
When Insurance Coverage Takes Effect
Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Administrative Service Center to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Vanguard VIF Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.
Canceling a Policy (Free-look Right)
Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation or returning the Policy to Us at Our Administrative Service Center. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:
1.	The Policy Value as of the date We receive the returned Policy, plus
2.	Any premium charges deducted, plus
3.	Any Monthly Deductions charged against Policy Value; less
4.	Any policy loans or partial surrenders.
Ownership Rights
The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner's estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

 Modifying the Policy
Any modification or waiver of Our rights or requirements under the Policy must be in writing and authorized by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.
Upon notice to you, We may modify the Policy:
to conform the Policy, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;
to assure continued qualification of the Policy as a life insurance policy under the Federal tax laws; or
to reflect a change in the Variable Account's operation.
If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

Administrative Issues
If you have submitted a check or draft to Our Administrative Service Center We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner's account and thereby refuse to process any request for transfer, surrender, partial surrender, policy loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Premiums

Minimum Initial Premium Payment
The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.
Premium Flexibility
When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes "due." However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Administrative Service Center. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."
You may not make any premium payments after the Policy's Maturity Date. You may not make additional premium payments of less than $100. We have the right to:
1.	Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the "Code");
2.	Limit any increase in Planned Premium Payments;
3.	Limit the number and amount of additional premium payments and Planned Premium Payments; or
4.	Apply certain premium payments which exceed Minimum Premium as repayment of policy loans.
You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) We receive your written notice requesting a surrender of the Policy.
Your flexibility to make premium payments under the Policy will be limited if you add the Extended Benefit Protection Rider to your Policy. See "Supplemental Benefits and Riders."
While a policy loan is outstanding, We will treat any premium payment We receive in excess of the Minimum Premium as repayment of the policy loan. See "Policy Loans."
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.
Minimum Premium Payment
The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy's schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured's Issue Age, gender, death benefit option, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured's Underwriting Class changes, or if you decrease the Specified Amount. See "Death Benefit—Changing the Specified Amount."
After the fifth Policy Year, the guarantee of insurance coverage associated with the payment of the Minimum Premium will no longer be available. However, if you have elected the Extended Benefit Protection Rider and pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium (as identified in the Rider) prior to the Monthly Deduction Day, the Policy will not lapse even if the Surrender Value is not sufficient to cover the Monthly Deduction. The Extended Benefit Protection Rider is available only at Policy issue. See the "Extended Benefit Protection Rider" for further information.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.
The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

Tax-free Exchanges (1035 Exchanges)
We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, we will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the Policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
Allocating Premiums
When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.
For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Vanguard VIF Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.
We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a rider, or increase the benefit amount under a rider would be allocated on the effective date of such change.
You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard Sunset Financial Services, Inc.'s approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Policy Values
Policy Value
The Policy Value serves as the starting point for calculating values under a Policy.
Policy Value:
equals the sum of all values in the Fixed Account, the Policy Loan Account, and in each Subaccount;
is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request in Good Order. This means that if We receive your written request for surrender at Our Administrative Service Center, in Good Order prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request in Good Order at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.
Surrender Value at the end of any Business Day equals:
the Policy Value as of such date; minus
any surrender charge as of such date; minus
any policy loan balance.
Subaccount Value
At the end of any Valuation Period, the Policy Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.
The number of accumulation units in any Subaccount at the end of any Business Day equals:
the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus accumulation units purchased with additional premiums; plus
accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Policy Loan Account; minus accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus accumulation units redeemed to pay for partial surrenders; minus accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Policy Loan Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.
Accumulation Unit Value
The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk charge.
Fixed Account Policy Value
On the Issue Date, the Fixed Account Policy Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.
The Fixed Account Policy Value at the End of Any Business Day Is Equal To:
the net premium(s) allocated to the Fixed Account; plus
any amounts transferred to the Fixed Account; plus
interest credited to the Fixed Account; minus
amounts deducted to pay for Monthly Deductions; minus
amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount or the Policy Loan Account.
Interest will be credited to the Fixed Account daily as follows:
for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;
for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;
for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;
for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

Death Benefit

Insurance Proceeds
As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Administrative Service Center, satisfactory proof of the Insured's death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary's option, by establishing a Retained Asset Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. Any interest paid on proceeds in the Retained Asset Account is currently taxable. The minimum rate of interest We credit on proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We credit on amounts in the Fixed Account. For more information on the rate of interest We credit on proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured's death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner's estate. See "Death Benefit—Settlement Options."
Insurance Proceeds Equal:
the Death Benefit (described below); plus
any additional insurance provided by Rider; minus
any unpaid Monthly Deductions; minus
any outstanding indebtedness; minus
for Option 1 policies only, the amount of any partial surrender (including any partial surrender charges and processing fees) within 2 years of the Primary Insured's death.
If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Retained Asset Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.
An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.
We may further adjust the amount of the Insurance Proceeds under certain circumstances.
We will generally pay the Insurance Proceeds within seven days after We receive at Our Administrative Service Center, satisfactory proof of the Insured's death. However, We may postpone payment of the Insurance Proceeds if:
the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If mandated under applicable law, We may be required to block an Owner's account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Insurance Proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Insurance Proceeds in a timely manner, the Insurance Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Insurance Proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your

Beneficiary designations, including full names and complete addresses, if and as they change.
Death Benefit Options
The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Surrender Value. See "Continuation of Insurance Coverage and Reinstatement."
The Death Benefit under Option 1 is the greater of:
the Specified Amount; or
the Policy Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.
The Death Benefit under Option 2 is the greater of:
the Specified Amount plus the Policy Value (determined on the date of the Primary Insured's death); or
the Policy Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.
For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.
For Option 1 only, if the Insurance Proceeds payable are based upon the Specified Amount, the Insurance Proceeds will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured. If the Insurance Proceeds payable under Option 1 are based upon Policy Value, the Insurance Proceeds payable will not be reduced by the amount of any partial surrenders occurring within two years of the date of death of the Primary Insured.
The Policy Value Percentage multiplied by the Policy Value determines the minimum death benefit required for the qualification of the Policy under Federal Tax Law. The Policy Value Percentages for each Attained Age are set forth below.

Attained Age	Policy Value%	Attained Age	Policy Value%
up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94-99	101
59	134	100	100
60	130
Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should choose Option 1.
The amount of the Death Benefit may vary with the Policy Value.
Under Option 1, the Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable percentage is greater than the Specified Amount.
Under Option 2, the Death Benefit will always vary with the Policy Value.
Changing Death Benefit Options
You may change death benefit options once per policy year with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Policy Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. See "Continuation of Insurance Coverage and Reinstatement."

Changing the Specified Amount
You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.
Increasing the Specified Amount
Before Attained Age 80, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.
On the effective date of an increase, and taking the increase into account, the Surrender Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.
An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application in Good Order, provided We have received any premium necessary to make the change.
The minimum increase is $15,000.
Increasing the Specified Amount of the Policy will increase your Minimum and Target Premium as well as your monthly cost of insurance.
Each increase in Specified Amount will begin a 14-year period during which a surrender charge will apply to the amount of the increase in Specified Amount. For example, if the Specified Amount is increased from $250,000 to $350,000 in the sixteenth Policy Year, only the amount of the increase in Specified Amount, $100,000, will be subject to a new 14-year surrender charge period.
The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.
A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured's circumstances at the time of the increase.
Increasing the Specified Amount may increase the Administrative Charge and the Premium Charge.

Decreasing the Specified Amount
You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.
You may decrease the Specified Amount or decrease or cancel a Rider once per policy year.
You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.
Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request in Good Order.
A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.
We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
Decreasing the Specified Amount may decrease the Minimum Premium.
Decreasing the Specified Amount may decrease the amount of the Target Premium, the cost of insurance and the Administrative Charge.
Settlement Options
In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon your death) may elect one of the following settlement options, provided that at least $25,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.0% per year applies to all settlement options. We may pay additional interest in Our sole discretion.
Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.
Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.
Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.
Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:
A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law.
B is the current Policy Loan interest rate.
We deduct the interest charge from the insurance proceeds payable upon the Primary Insured's death.
The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the Death Benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see "Supplemental Benefits and Riders—Accelerated Death Benefit Rider."
Benefit Payable on Maturity Date
If the Primary Insured is living on the Maturity Date (at Primary Insured's age 100), We will pay you the Policy Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 100 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death. See "Federal Tax Considerations."

Surrenders and Partial Surrenders
Surrenders
You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request in Good Order, subject to the following conditions:
You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Administrative Service Center. You may obtain a surrender form by calling Us at 1-877-781-3520.
The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.
If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See "Charges and Deductions—Surrender Charge."
Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form in Good Order, absent other arrangements unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the "Payments We Make" section in the SAI.
A surrender may have tax consequences. See "Federal Tax Considerations—Tax Treatment of Policy Benefits."
Partial Surrender
You may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:
The Policy has Surrender Value.
You must request at least $250.
For each partial surrender, We deduct a partial surrender charge from Policy Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of $25, from the remaining Policy Value. See "Charges and Deductions—Partial Surrender Charge." We determine the amount of any proportional surrender charge before We deduct the processing fee from Policy Value.
You may make up to four partial surrenders per policy year.
The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.
You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Policy Value in each Subaccount and the Fixed Account value bears to the unloaned Policy Value).
We will process the partial surrender at the accumulation unit values next determined after We receive your request in Good Order. This means that if We receive your request in Good Order, for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request in Good Order, for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.
We generally will pay a partial surrender request within seven days after the Business Day when We receive the request in Good Order. We may postpone payment of a partial surrender under certain conditions as described in the "Payments We Make" section in the SAI.
Effect of Partial Surrenders
A partial surrender can affect the Adjusted Policy Value (which is used to calculate the cost of insurance charge (see "Charges and Deductions—Monthly Deduction")).
For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.
If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.

Partial surrenders may have tax consequences. See "Federal Tax Considerations—Tax Treatment of Policy Benefits."

Transfers

You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request in Good Order at Administrative Service Center. The following features apply to transfers under the Policy:
You may request a transfer of up to 100% of the Policy Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.
You must transfer at least $250 or the total Policy Value in the Subaccount or Fixed Account less any policy loan, if less than $250.
You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares.
We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, policy loans, or the initial reallocation of Policy Value from the Money Market Subaccount (Vanguard VIF Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.
For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).
We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your transfer request in Good Order prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request in Good Order at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.
(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to our approval.
Transfers from the Fixed Account:
You may make only one transfer per Policy Year from the Fixed Account to the Subaccounts.
The Fixed Account Policy Value after a transfer from the Fixed Account must at least equal any loan balance.
If a transfer causes the Policy Value in the Fixed Account to fall below $1,000, We will transfer the full Policy Value.
We reserve the right to limit, revoke or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount (Vanguard VIF Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
There is no additional charge for dollar cost averaging. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.
Automatic Asset Reallocation
You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to Our Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.

Additional Limitations on Transfers
When you make a request to transfer Policy Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the portfolios.
Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio's management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance policies and separate accounts and may be more restrictive with regard to certain variable policies or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance policies and separate accounts it is possible that some Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
limiting the frequency of transfers to not more than once every 30 days;
requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges; or
refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio's policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the portfolio as violating its policies and procedures.
The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the policy owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Policy Loans
While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the policy loan. You may increase your risk of lapse if you take a policy loan. A policy loan that is taken from, or secured by, a Policy may have tax consequences.
Policy Loan Conditions
You may take a policy loan from your Policy. You may take a Preferred Policy Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Policy Loan at any time. The maximum policy loan amount you may take is 90% of the Surrender Value.
We charge you a maximum annual interest rate of 8.00% ("charged interest rate") on your policy loan.
Amounts in the Policy Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Policy Loans and 6% for Non-Preferred Policy Loans. Currently, We credit amounts held in the Policy Loan Account with an effective annual rate of interest of 8% for Preferred Policy Loans and an effective annual rate of interest of 6% for Non-Preferred Policy Loans.
As collateral for your policy loan, We will allocate an amount equal to the policy loan ("policy loan amount") from the Variable Account and Fixed Account to the Policy Loan Account. You may tell Us how to allocate the policy loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the policy loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Policy Value of each account less any policy loan balance. The value in the Policy Loan Account must be at least as great as the policy loan balance.
You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each policy loan repayment, We will allocate an amount equal to the policy loan repayment (but not more than the amount of the policy loan balance) from the Policy Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. We will apply premium payments which exceed Minimum Premium as repayment of policy loans.
A policy loan, whether or not repaid, affects the Policy, the Policy Value, the Surrender Value, and the death benefit. As long as a policy loan is outstanding, We hold an amount as collateral for the policy loan in the Policy Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured's death.
We normally pay the policy loan amount within seven days after We receive a proper policy loan request in Good Order at Our Administrative Service Center. We may postpone payment of policy loans under certain conditions as described in the SAI.
Each policy loan must be at least $250.
Policy loans may have tax consequences. See "Federal Tax Considerations."

Telephone Requests

We may accept telephone instructions from you received in Good Order regarding transfers, dollar cost averaging, automatic asset reallocation and policy loans, subject to the following conditions:
You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to the address listed on the first page of this prospectus or by calling Us at 1-877-781-3520. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.
We will employ reasonable procedures to confirm that telephone instructions are genuine.
If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.
We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Continuation of Insurance Coverage and Reinstatement

Lapse
Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a policy loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.
Your Policy will remain in force:
1.	During the first five Policy Years, if you pay premiums (less any policy loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five policy years. An increase in Specified Amount will increase the amount of the Minimum Premium.);
2.	If an Extended Benefit Protection Rider is in effect and you meet certain conditions; or
3.	If you make a payment sufficient to cover the outstanding Monthly Deductions and any policy loan interest due before the end of the grace period.
If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount sufficient to cover the outstanding Monthly Deductions and any policy loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the required premium payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.
Reinstatement
Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within three years (five years in Missouri) after the date the policy terminated by submitting all of the following items to Us at Our Administrative Service Center:
1.	A written notice requesting reinstatement;
2.	Evidence of insurability for each Insured We deem satisfactory; and
3.	Sufficient premium payment to keep the Policy in force for at least three months. If the Policy lapses in the first five Policy Years, this could include any past due Minimum Premium, policy loan interest and administrative charge. Because policy loan interest is payable by an Owner in arrears for the prior Policy Year and is due on the Policy Anniversary, policy loan interest would only be due upon reinstatement if the Policy lapsed on a Policy Anniversary.
The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Policy Value will be based upon the net premium payment used to reinstate the Policy.
Once the Policy lapses, you cannot reinstate the Extended Benefit Protection Rider.

The Company and the Fixed Account
American Family Life Insurance Company
We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company ("KCL") to indemnify and re-insure the obligations of the Company under the Policies and to provide for the administration of the Policies.
The Fixed Account
The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. To the extent that We are required to pay you amounts in addition to your Net Policy Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.
Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

The Variable Account and the Portfolios
The Variable Account
We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. The Variable Account is registered with the SEC as a unit investment trust separate account. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:
Fidelity® Variable Insurance Products Fund
Vanguard® Variable Insurance Fund
The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Policies. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account's assets exceed the reserves We are required to maintain under state insurance law on behalf of the Variable Account and any other liabilities arising from policies funded by the Variable Account, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.
If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Policy Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.
In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Additional Information—Changes to the Variable Account."

The Portfolios
The Variable Account invests in shares of certain portfolios. Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.
The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.
Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity® VIP Equity-Income (Service Class 2)
Investment Objective: Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity® VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company.

Fidelity® VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company.
Fidelity® VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company.
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International	Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Investment Adviser: Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.

Vanguard VIF Money Market*	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks long-term capital appreciation. Investment Adviser: Granahan Investment Management, Inc. and The Vanguard Group, Inc.
*	There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.
These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the policy value of your Policy resulting from the performance of the portfolios you have chosen.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.
We select the portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio's investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Policy Value if We determine that the portfolio no longer meets one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.05% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Policies. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio's investment return.
Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.
Changes to the Variable Account
Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
1.	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;
2.	Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;
3.	Combine the Variable Account with other separate accounts, and/or create new separate accounts;
4.	Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;
5.	Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and
6.	Modify the provisions of the Policy to comply with applicable law.
We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Voting Portfolio Shares
Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.
We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).
If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

Charges and Deductions

We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
the death benefit, cash, and policy loan benefits under the Policy investment options, including premium payment allocations
administration of elective options
the distribution of reports to Owners
Costs and Expenses We Incur:
costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)
overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees
Risks We Assume:
that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate that the costs of providing the services and benefits under the Policies exceed the charges We deduct
Premium Charge
Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses, certain taxes, and other administrative expenses. We credit the remaining amount (the net premium) to your Policy's Policy Value according to your allocation instructions.
The Premium Charge is 5% of premiums paid in all Policy Years.
Mortality and Expense Risk Charge
We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume, as well as other administrative expenses. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.
This charge is equal to an annual rate of 0.45% of the average daily net assets of the Variable Account in Policy Years 1-15, and 0% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for all Policy Years. We will notify you in writing at least 60 days in advance of any such increase.
If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
Monthly Deduction
We deduct a Monthly Deduction from the Policy Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy's insurance coverage. We will make deductions from the Policy Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Policy Value in each Subaccount and the Fixed Account bears to the unloaned Policy Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.
The Monthly Deduction has four components:
the cost of insurance charge;
the policy fee;
the Administrative Charge; and
costs of any Riders.
Cost of Insurance Charge
We assess a monthly cost of insurance charge. The charge depends on a number of variables (Primary Insured's Issue Age, gender, death benefit option chosen, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.
For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
A is the death benefit on the Monthly Deduction Day, divided by 1.0024662;
B is the Policy's Adjusted Policy Value on the Monthly Deduction Day; and
C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

For example, considering a level annual premium payment of $1,500 under Death Benefit Option One for a Policy with a Policy Value of $30,970.63 and Specified Amount of $125,000 on a male Insured in the Non-Nicotine underwriting class with an Issue Age of 35, if the Death Benefit is the Specified Amount, during the twentieth Policy Year at Attained Age 54, the cost of insurance charge on the first Monthly Deduction Day would be $37.84. The cost of insurance charge is calculated by subtracting $32,389.63 (Adjusted Policy Value on the Monthly Deduction Day) from $124,692.48 (Specified Amount ($125,000) divided by 1.0024662) and multiplying that amount, $92,302.85 by .41 (cost of insurance rate on the Monthly Deduction Date) and dividing by 1,000.
For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
A is the death benefit on the Monthly Deduction Day plus the Policy's Adjusted Policy Value on the Monthly Deduction Day divided by 1.0024662;
B is the Policy's Adjusted Policy Value on the Monthly Deduction Day; and
C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
For example, considering a level annual premium payment of $1,500 under Death Benefit Option Two for a Policy with a Policy Value of $30,302.17 and Specified Amount of $125,000 on a male Insured in the Non-Nicotine underwriting class with an Issue Age of 35, if the Death Benefit is the Specified Amount plus the Policy Value, during the twentieth Policy Year at Attained Age 54, the cost of insurance charge on the first Monthly Deduction Day would be $51.09. The cost of insurance charge is calculated by subtracting $31,721.17 (Adjusted Policy Value on the Monthly Deduction Day) from $156,335.62 (Specified Amount ($125,000) plus Adjusted Policy Value divided by 1.0024662) and multiplying that amount, $124,614.45 by .41 (cost of insurance rate on the Monthly Deduction Date) and dividing by 1,000.
Adjusted Policy Value. The Adjusted Policy Value for the Policy is the Policy Value reduced by the monthly cost of any Riders (except a Waiver of Monthly Deductions Rider), the separate policy fee and the Administrative Charge.
Cost of Insurance Rates. The cost of insurance rates include, but are not limited to, charges for mortality risk, taxes, issue, maintenance and administrative expenses. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Mortality Table and the Primary Insured's Issue Age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, underwriting class, gender, and number of full years insurance has been in force.
In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-nicotine users than nicotine users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured's circumstances at the time of the increase.
Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of six underwriting classes depending on the Insured's mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.
Policy Fee. Each month We deduct a policy fee of $6.00. There is an extra $4.00 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting, issuance, and maintenance of the Policy, as well as other administrative expenses.
Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.
Administrative Charge. Each month We may deduct an administrative charge based on the Specified Amount of coverage. The charge depends on a number of variables (Primary Insured's Issue Age, gender, death benefit option, underwriting class and policy year) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The charge may be applicable for some or all policy years. The Administrative charge is intended to compensate Us for the administrative costs associated with the underwriting, issuance, and maintenance of the Policy, as well as other administrative expenses.
Surrender Charge
Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge, the cost of insurance charge, the administrative charge and the policy fee.
Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Policy Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class and gender of the Primary Insured, death benefit option, Issue Age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $57.69 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.
Partial Surrender Charge and Partial Surrender Processing Fee
You may request a partial surrender from your Policy Value. For each partial surrender, We will deduct a partial surrender charge from the Policy Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Policy Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For example, if you had requested to partially surrender $10,000 of your Policy Value in the third Policy Year, the Surrender Value of the Policy was $100,000 and there had been no prior increase in Specified Amount, We would multiply the surrender charge that would otherwise have applied at that time if you had requested a full surrender of the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge. If you decided to surrender your Policy at a later date, but prior to the fourteenth Policy Year, We would reduce the surrender charge by 10%.
Under the same example as above, but assuming that the Specified Amount had been increased prior to a partial surrender in the third Policy Year, We would add together the surrender charge attributable to both the increase in Specified Amount and the initial Specified Amount that would have applied at that time if you had requested a full surrender of the Policy. We would then multiply the sum of those two surrender charges by 10% to determine the partial surrender charge. If you decided to surrender your Policy at a later date, We would reduce any surrender charge attributable to the increase in Specified Amount and the initial Specified Amount by 10%.
For each partial surrender, We also will deduct a processing fee of $25, from the remaining Policy Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
Transfer Charge
We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.
We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.
For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).
We deduct the transfer charge from the amount being transferred.
Transfers due to dollar cost averaging, automatic asset reallocation, policy loans, or the initial reallocation of Policy Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Illustration Fee
Upon your request, We will provide you with one set of illustrations of Policy values in a Policy Year free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, We do not currently assess such a charge.
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. Some portfolios may also impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Tables section of this prospectus.

Federal Tax Considerations
The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary's gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary's circumstances. You should consult a tax adviser on these consequences.
Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when policy loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").
Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in exchange for a life insurance contract that is a MEC will also be treated as a MEC.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Owner's investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed.
Policy loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.
A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.
If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Policy loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Policy Loans. You should consult a tax adviser on this point.
Finally, neither distributions from nor policy loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.
Investment in the Policy. "Investment in the Policy" is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.
Policy Loans. In general, interest you pay on a policy loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.
Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.
The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(i) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Insured's estate for purposes of federal estate tax if the Insured owned the policy. The Proceeds would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner's estate. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.
Generation Skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Estate, Gift and Generation-Skipping Transfer Tax Exemptions and Rates. For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.
Other Policy Owner Tax Matters.
Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.
Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.
Life Insurance Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers of life insurance policies that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Our Taxes
We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Variable Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Supplemental Benefits and Riders
The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Policy Value as part of the Monthly Deduction. (See the Fee Tables for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. These Riders may not be available in all states. Please contact Us for further details.
Accelerated Death Benefit Rider
You may choose to add the Accelerated Death Benefit Rider (the "ACDB Rider") to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.
Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA).
Receipt of the accelerated death benefit could affect the Primary Insured's eligibility to receive a government sponsored benefit.
Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any policy loan balance, and unpaid premiums due.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy's Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.
We may request additional medical information from the Primary Insured's physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:
1.	the terminal illness is the result of an intentionally self-inflicted injury; or
2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy's values and the Policy's death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner's last known address or to that of any assignee of record at Our Administrative Service Center, at least 31 days before the Policy would terminate.
We treat the payment of the accelerated death benefit and accumulated interest thereon similar to a policy loan in so far as the accelerated death benefit and accumulated interest may be repaid in whole or in part while the Policy is in force. In addition, like a policy loan, the payment of the accelerated death benefit does not affect the Specified Amount or Policy Value, and therefore does not affect the net amount at risk under the Policy.
Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured's death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount of any accelerated death benefit payment. See the accelerated death benefit interest charge in the "Periodic Charges (other than Portfolio fees and expenses)" table section of the prospectus for more information on the rate of interest We may assess.
If the Credit of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Reinstatement. If the ACDB Rider was terminated as a result of the termination of the Policy, you may add the ACDB Rider upon reinstatement of the Policy. For information regarding Our rules governing the reinstatement of the Policy, see "Continuation of Insurance Coverage and Reinstatement—Reinstatement".
Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
1.	Our receipt of your written notice requesting termination of the Rider; or
2.	surrender or other termination of the Policy.
If the ACDB Rider was terminated as a result of the termination of the Policy, the Owner may add the Rider to the Policy upon reinstatement of the Policy.
Accidental Death Benefit Rider
This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured's Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:
1.	the Rider Anniversary Date nearest the Primary Insured's Attained Age 65;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If you elect this Rider, the Monthly Deduction will be increased by $0.05 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider.
Additional Insured Rider
This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. The coverage for the additional Insured must be at least $50,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage. A separate Additional Insured Rider may be purchased to provide coverage for the Primary Insured, the Primary Insured's spouse or adult children of the Primary Insured.
This Rider terminates on the earliest of:
1.	the Rider anniversary date nearest the Additional Insured's Attained Age 65;
2.	surrender or other termination of the Policy;
3.	the first Monthly Deduction Day after our receipt of your written notice requesting termination of the Rider;
4.	the date of any full conversion under the Rider; or
5.	the end of the continuation period following the Primary Insured's death.
Children's Insurance Rider
This Rider provides $10,000 of level term insurance on each of the Primary Insured's dependent children, until the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Rider Anniversary Date nearest the insured child's Attained Age 25 or the date the child is otherwise no longer eligible for coverage;
4.	the insured child converts the insurance coverage; or
5.	the Rider Anniversary Date nearest the Primary Insured's Attained Age 75.
Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $3.00. The monthly charge is the same, regardless of the number of children insured under the Rider.
Cost of Living Adjustment Rider
This Rider automatically adjusts the Specified Amount for the Primary Insured every three years, based on the Consumer Price Index. The adjustment will never be negative. Increases are subject to the following limitations:
1.	The minimum adjustment must equal the lesser of $3,000 or 10% of the current Specified Amount;
2.	The maximum single adjustment may not exceed 20% of the current Specified Amount; and
3.	All adjustments under the Rider may not exceed 100% of the original Specified Amount.
The Owner can reject any adjustment, but doing so will cause the Rider to terminate if the Primary Insured is over age 18. The Rider terminates automatically at the Primary Insured's age 55, when adjustments under the Rider equal the original Specified Amount, when the Specified Amount is decreased, or when an increase in Specified Amount is issued with a table rating or a special rate class subject to increased cost of insurance charges because of increased underwriting risks associated with the Insured.
If the potential adjustment is less than the minimum adjustment amount permitted under the Rider, no adjustment will be made to the Specified Amount. If the potential adjustment exceeds the maximum single adjustment amount permitted under the Rider, the adjustment to the Specified

Amount will be limited to the maximum single adjustment amount.
There is no charge for this Rider, but the cost of insurance charge for the Policy will increase, and Minimum and Target premiums for the Policy may increase following each adjustment due to the increased insurance coverage.
Credit of Specified Premium Rider
This Rider provides that in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day until the end of the disability or age 100, whichever comes first. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured's Attained Age 60.
If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Credit of the specified premium may not be sufficient to keep the Policy from lapsing.
You may elect only this Rider or the Waiver of Monthly Deductions Rider, not both.
Extended Benefit Protection Rider
This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Rider anniversary date nearest the Primary Insured's Attained Age 65 or ten years after the Issue Date, whichever is later;
4.	30 days after the Owner fails to pay the required premium; or
5.	the date an increase in Specified Amount is issued with a substandard underwriting class.
If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payments of less than the extended benefit protection premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan may also cause this Rider to lapse.
This Rider is available at Policy issue only and cannot be reinstated if it lapses.
Guaranteed Purchase Option Benefit Rider
This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Policy up to six times without new evidence of insurability, without a change in the Primary Insured's Underwriting Class, and at the premium rate then in effect for the Primary Insured's Attained Age. The amount of the insurance purchased at any one time must be at least $15,000 and no more than $50,000. The Rider terminates on the earliest of:
1.	the Primary Insured's Attained Age 40;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit (amount of additional insurance coverage on the Primary Insured purchased under the Rider). A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.
Waiver of Monthly Deductions Rider
This Rider provides that, in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 100 (assuming total disability occurs before Attained Age 60), whichever comes first. In general, a total disability involves a bodily injury or disease that prevents the Primary Insured from performing the material and substantial duties of his or her occupation. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured's Attained Age 60.
If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.
You may elect only this rider or the Credit of Specified Premium Rider, not both.

Sale of Policies
Sale of the Policies
We ceased offering the Policies to new purchasers in 2009. You may, however continue to make payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy, such as reallocations among investment options, partial withdrawals, loans and loan repayments, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Policies continues.
We entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the "Distributor"), for the distribution and servicing of outstanding Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and distributes and services the Policies through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which acted as principal underwriter and distributor for the Policies until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Policies.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Policies. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor's registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.

Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities.  Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information.  Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Policy Value.  For instance, systems failures and cyber-attacks may interfere with Our processing of Policy transactions, including the processing of orders with the Portfolios, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Financial Statements

The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the "SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

Glossary

Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium Payment.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed when applying for coverage under the Policy. This includes any:
amendments or endorsements;
Supplemental Applications; or
Reinstatement Applications.
Attained Age
The Issue Age plus the number of years since the Policy Date.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The insurance proceeds payable to the Beneficiary upon the death of the Primary Insured, equal to the death benefit (as determined under Option 1 or Option 2), plus applicable rider amounts, minus unpaid monthly deductions, minus outstanding indebtedness, minus (for Option 1 policies only) the amount of any partial surrenders in the 2 years prior to the Primary Insured's death.
Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed Account.
Fixed Account
An account in which the Policy Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Free-look Period
The period during which you may examine the Policy and receive a refund by either returning the Policy to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing - or when appropriate by telephone – along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Specified Amount
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children's Insurance Rider.
Initial Specified Amount
The Specified Amount on the Policy Issue Date.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured's death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children's Insurance Rider.
Issue Age
The Primary Insured's age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Specified Amount subsequently added to the Policy.

Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.
Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.
Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured's Attained Age 100 unless extended under the Extension of Maturity Date provision.
MEC
A modified endowment contract, as defined under the Code.
Minimum Premium
The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum premium (as set forth in your Policy's schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).
Monthly Deduction
The amount equal to the sum of:
the cost of insurance for the Policy; and
the cost of any Rider; and
a separate monthly policy fee and policy issue fee; and
the separate administrative charge.
Monthly Deduction Day
The first Monthly Deduction Day is the Issue Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.
Net Policy Value
The amount calculated as:
the Policy Value; less
the amount of any outstanding policy loan balance.
Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.
Non-Preferred Policy Loan
An amount loaned under the Policy that is considered premiums paid.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Planned Premium Payments
The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines each:
Policy Year;
Policy Anniversary; and
Policy Month.
If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Policy Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.
Preferred Policy Loan
An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds the premiums paid.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Proceeds
The amount We pay subject to the Policy's provisions, upon:
the Maturity Date of the Policy; or
the surrender or partial surrender of the Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.

Specified Amount
The amount We use in determining the insurance coverage on an Insured's life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount's assets exclusively in shares of one portfolio.
Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.
Surrender Value
An amount equal to:
the Policy Value; minus
the sum of the surrender charge and the policy loan balance.
The Surrender Value of the Policy is never less than zero.
Target Premium
An amount of premium payments based on the Specified Amount and the risk characteristics of the Insured, used to compute the sales commission and used as a basis for limits of certain riders. Payment of the Target Premium may not necessarily keep the Policy in force.
Underwriting Class
The underwriting risk class of the Insured.
Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.
Variable Account
American Family Variable Account I.

Statement of Additional Information

The SAI contains additional information about the Policy and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on Page 1 or by calling 1-877-781-3520 toll free. The following is the Table of Contents for the SAI.

Other Policy Information	3
The Policy	3
When Insurance Coverage Takes Effect	3
Our Right to Contest the Policy	3
Misstatement of Age or Gender	3
Suicide Exclusion	3
Ownership Rights	4
Changing Death Benefit Options	4
Underwriting Classes	5
Policy Loan Interest	5
Effect of Policy Loans	5
Payments We Make	6
Dollar Cost Averaging	6
Automatic Asset Reallocation	7
Payment of Policy Benefits	7
Policy Termination	7

Performance Data	7
Hypothetical Illustrations	7
Yields and Total Returns	7

Additional Information	9
Sale of the Policies	9
Potential Conflicts of Interest	10
Legal Developments Regarding Unisex Actuarial Tables	10
Reports to Owners	10
Records	11
Legal Matters	11
Experts	11
Additional Information about the Company	11
Financial Statements	11

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Surrender Values, and Policy Values, and to request other information about the Policy, please call Us at 1-877-781-3520 (toll free) or write to Us at American Family Life Insurance Company, Administrative Service Center, P.O. Box 219409 Kansas City, Missouri 64121-9409.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10097
Contract Identifier C000058068

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center — Kansas City, MO 64111
The American Family Variable Universal Life Insurance Series II policy is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

AMERICAN FAMILY VARIABLE ACCOUNT I
(Registrant)
AMERICAN FAMILY LIFE INSURANCE COMPANY
(Depositor)
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
STATEMENT OF ADDITIONAL INFORMATION
Variable Universal Life Insurance Series II Policy
This Statement of Additional Information ("SAI") contains additional information regarding the Variable Universal Life Insurance Series II policy (the "Policy") offered by American Family Life Insurance Company ("AFLIC"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2016 and the prospectuses for the Fidelity® Variable Insurance Products Fund and Vanguard® Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2016.

Other Policy Information	3
The Policy	3
When Insurance Coverage Takes Effect	3
Our Right to Contest the Policy	3
Misstatement of Age or Gender	3
Suicide Exclusion	3
Ownership Rights	4
Changing Death Benefit Options	4
Underwriting Classes	5
Policy Loan Interest	5
Effect of Policy Loans	5
Payments We Make	6
Dollar Cost Averaging	6
Automatic Asset Reallocation	7
Payment of Policy Benefits	7
Policy Termination	7
Performance Data	7
Hypothetical Illustrations	7
Yields and Total Returns	7
Additional Information	9
Sale of the Policies	9
Potential Conflicts of Interest	10
Legal Developments Regarding Unisex Actuarial Tables	10
Reports to Owners	10
Records	11
Legal Matters	11
Experts	11
Additional Information about the Company	11
Financial Statements	11
2

Other Policy Information
The Policy
The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
When Insurance Coverage Takes Effect
If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.
Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.
In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.
This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.
In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.
As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.
Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).
However, We will not contest the Policy after the Policy has been in force during the Primary Insured's lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured's lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.
Misstatement of Age or Gender
If the Insured's age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.
Suicide Exclusion
If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.
If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.
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Certain states may require suicide exclusion provisions that differ from those described herein.
Ownership Rights
You, as the Owner, may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•	You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.
•	You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.
•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured's death, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate.
•	Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.
•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•	Subject to the rights of any irrevocable Beneficiary or assignee, you may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.
•	Changing the Owner does not automatically change the Beneficiary.
•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.
Assigning the Policy
•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.
•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.
•	You retain any Ownership rights that are not assigned.
•	We are not:
•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;
•	responsible for validity of any assignment or determining the extent of an assignee's interest; or
•	liable for any payment We make before We receive written notice of the assignment.
•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	You must submit a written request for any change in death benefit options.
•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.
•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.
If you change from Option 1 to Option 2:
•	We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Policy Value on the effective date of the change.
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•	The death benefit will NOT change on the effective date of the change.
•	The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).
•	If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.
If you change from Option 2 to Option 1:
•	The Specified Amount will be increased by the Policy Value on the effective date of the change.
•	The death benefit will NOT change on the effective date of the change.
•	The Minimum and Target Premium may change.

•	Unless the death benefit is based on the applicable percentage of Policy Value, if the Policy Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.
Underwriting Classes
We currently have six underwriting classes: SuperSelect, Select, Preferred, Non-nicotine, Preferred Nicotine, and Nicotine.
•	The Preferred underwriting classes (SuperSelect, Select, Preferred and Preferred Nicotine) are only available if the Specified Amount equals or exceeds $100,000.
•	In an otherwise identical Policy, an Insured in a preferred class will have a lower cost of insurance rate than an Insured in a non-preferred class.
•	Insureds who do not use nicotine will generally incur lower cost of insurance rates than Insureds who are classified as nicotine users (i.e. Preferred Nicotine and Nicotine classes).
Policy Loan Interest
Charged Policy Loan Interest. Charged interest is due and payable in arrears at the end of each Policy Year. Unpaid interest becomes part of the outstanding policy loan and accrues interest if it is not paid by the end of the Policy Year.
Earned Policy Loan Interest. We transfer earned policy loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when policy loan interest is paid or added to the loaned amount; (b) when a new policy loan is made; and (c) when a policy loan repayment is made. A transfer to or from the Policy Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the policy loan balance under a Policy equals the sum of all policy loans (including due and unpaid charged interest added to the policy loan amount) minus any policy loan repayments.
We may credit the Policy Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.
Effect of Policy Loans
A policy loan, whether or not repaid, affects the Policy, the Policy Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the policy loan balance. Repaying a policy loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a policy loan is outstanding, We hold an amount as collateral for the policy loan in the Policy Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Policy Loan Account will affect the Policy Value, even if the policy loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.
Accordingly, the effect on the Policy Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Policy Loan Account while the Policy loan is outstanding. Compared to a Policy under which no policy loan is made, values under a Policy with an outstanding policy loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.
The longer a policy loan is outstanding, the greater the effect of a policy loan is likely to be.
There are risks involved in taking a policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding policy loans, are not achieved. If the Policy is a MEC, then a policy loan will be treated as a partial surrender for Federal income tax purposes. A policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with
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policy loans outstanding. In addition, if a policy loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the policy loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.
Payments We Make
We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, the Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount, as applicable, until the Portfolio is liquidated. In addition, if, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with the implementation of liquidity gates by the Portfolio, We will delay payment of any transfer, partial surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount until the removal of such liquidity gates.
If, under SEC rules, the Vanguard VIF Money Market Portfolio decides to impose a liquidity fee on redemptions from the Portfolio, We will assess the liquidity fee against Policy Value you withdraw or transfer from the Vanguard VIF Money Market Portfolio Subaccount.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.
If you have submitted a check or draft to Our Remittance Processing Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner's account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.
Dollar Cost Averaging
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
1.	The Issue Date;
2.	When the Policy Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or
3.	The date requested.

Dollar Cost Averaging will end if:
•	We receive your written request to cancel your participation;
•	the Policy Value in the Money Market Subaccount is depleted;
•	the specified number of transfers has been completed; or
•	the Policy enters the grace period.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.
You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
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Automatic Asset Reallocation
To participate in the automatic asset reallocation program:
•	you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Administrative Service Center.
Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Policy Year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Payment of Policy Benefits
Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured's age 100), We will pay you the Policy Value less any policy loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 100 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death.
Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured's death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center, of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary's option, by establishing a Retained Asset Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.
Policy Termination
Your Policy will terminate on the earliest of:
•	the Maturity Date;
•	the end of the grace period without a sufficient payment;
•	the date the Primary Insured dies; or
•	the date you surrender the Policy.

Performance Data
Hypothetical Illustrations
In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Policy Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.
The values We illustrate for death benefit, Policy Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.
Yields and Total Returns
We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking
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provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.
We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Vanguard VIF Money Market Portfolio) for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Policy imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
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Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge ("Common Charges"). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as Issue Age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.
Additional Information
Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
Sunset Financial Services, Inc. (the "Distributor") serves as principal underwriter for the Policies. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company, Inc. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is a member of the Securities Investor Protection Corporation.
More information about the Distributor and its registered persons is available at http://www.finra.org/ or by calling the FINRA BrokerCheck at toll-free (800) 289-9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program.

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Policies until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor's responsibilities under the Distribution
9

Agreement) are paid by Kansas City Life Insurance Company. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Policies. Prior to transferring the distribution functions for the Policies to the Distributor in February 2014, American Family Securities, LLC and AFLIC amended their distribution agreement to commute the commission obligations payable to the individuals and managers registered with American Family Securities, LLC. Consequently, American Family Securities, LLC received commissions with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC[26]	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives
2015	$0	None
2014	$0	None
2013	$14,004	None

[26]	Includes sales compensation paid to registered representatives of the Distributor.
American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Policies were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Policies. However, American Family and American Family Mutual Insurance Company paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Potential Conflicts of Interest
In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an Policy is appropriate.
Reports to Owners
At least once each year, We will send you a report showing the following information as of the end of the report period:
•	the current Policy Value, Fixed Account Policy Value and Subaccount Policy Values
•	the current Surrender Value
•	the current death benefit
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•	the current policy loan balance
•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)
•	any other information required by law.
In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.
We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.
Records
We will maintain all records relating to the Variable Account and the Fixed Account at Our Administrative Service Center.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. David C. Holman has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.

Experts
The Financial Statements of American Family Life Insurance Company and Variable Account I included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in the prospectus have been examined by Matthew Dolliver, Associate Actuary.
Additional Information about the Company
We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, California, Colorado, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Texas, Utah, Washington, Wisconsin and Wyoming.
We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.
We intend to reinsure a portion of the risks assumed under the Policies.
Financial Statements
This SAI contains the audited Statements of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2015 and the related Statements of Operations and Statements of Changes in Policy Owners' Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Balance Sheets as of December 31, 2015 and 2014 and Our related Statements of Income, Statements of Changes in Stockholder's Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2015 which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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American Family Variable
Account I
Financial Statements
December 31, 2015 and 2014

American Family Variable Account I
Contents
December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and
Policy Owners of American Family Variable Account I:

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity, and the related statements of operations and of changes in policy owners' equity present fairly, in all material respects, the financial position of American Family Variable Account I and its Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount at December 31, 2015, the results of their operations for the year then ended, and the changes in each of their policy owners' equity for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of American Family Life Insurance Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included direct confirmation of number of shares owned at December 31, 2015 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
April 8, 2016

1

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2015

								Vanguard	Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Vanguard	Vanguard	VIF	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	VIF	VIF	Money	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Capital Growth	International	Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$5,824,838	$17,848,587	$23,281,321	$23,931,885	$6,927,992	$-	$-	$-	$-
Vanguard Variable Insurance Fund	-	-	-	-	-	23,777,985	23,786,227	6,084,395	4,246,296
Total Assets	5,824,838	17,848,587	23,281,321	23,931,885	6,927,992	23,777,985	23,786,227	6,084,395	4,246,296
Total Liabilities	-	-	-	-	-	-	-	-	-
Total Policy Owners' Equity	$5,824,838	$17,848,587	$23,281,321	$23,931,885	$6,927,992	$23,777,985	$23,786,227	$6,084,395	$4,246,296

Policy Owners' Equity:
Variable Life Policies
Group I (2)	$2,194,341	$9,525,458	$12,400,497	$12,556,494	$2,900,750	$12,221,138	$12,016,036	$2,959,047	$2,187,459
Group II (3)	3,630,497	8,323,129	10,880,824	11,375,391	4,027,242	11,556,847	11,770,191	3,125,348	2,058,837
Total Policy Owners' Equity	$5,824,838	$17,848,587	$23,281,321	$23,931,885	$6,927,992	$23,777,985	$23,786,227	$6,084,395	$4,246,296

(1) Investments at cost	$5,412,299	$18,468,850	$20,466,665	$24,690,211	$6,983,409	$19,526,323	$22,772,244	$6,084,394	$4,089,613
Shares outstanding	175,130.447	890,648.091	1,255,734.532	1,955,219.401	212,189.651	892,567.025	1,201,324.604	6,084,394.830	204,247.089
(2) Group I (includes Variable Universal
Life Insurance Series I Policies prior
to their 10th policy anniversary)
Unit value	$25.84	$17.00	$17.72	$13.05	$27.22	$16.96	$10.30	$9.79	$23.28
Outstanding units	84,907.006	560,312.114	699,943.585	962,092.732	106,573.950	720,549.646	1,166,476.169	302,157.718	93,980.215
(3) Group II (includes Variable Universal
Life Insurance Series I Policies
beyond their 10th policy anniversary
and all Series II Policies)
Unit value	$26.04	$23.24	$24.51	$14.59	$26.96	$17.32	$20.83	$9.91	$32.24
Outstanding units	139,424.624	358,210.857	444,012.027	779,612.249	149,385.357	667,262.353	564,974.209	315,334.038	63,855.252

The accompanying notes are an integral part of these financial statements.
2

American Family Variable Account I
Statements of Operations
Year Ended December 31, 2015

								Vanguard	Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Vanguard	Vanguard	VIF	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	VIF	VIF	Money	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Capital Growth	International	Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Dividend income	$48,192	$557,565	$459,685	$617,419	$36,474	$271,775	$460,022	$9,098	$16,634
Mortality and expense charges	(40,569)	(135,493)	(178,464)	(178,981)	(49,613)	(176,954)	(178,393)	(43,198)	(33,451)
Net investment income (loss)	7,623	422,072	281,221	438,438	(13,139)	94,821	281,629	(34,100)	(16,817)
Realized and unrealized gain (loss)
Net realized gain on fund shares redeemed	535,124	469,081	2,249,740	60,172	228,950	2,648,868	1,318,371	-	346,404
Capital gain distributions	557,736	1,771,275	1,239,720	19,535	881,236	821,645	377,875	-	528,473
Change in unrealized gains (losses)	(1,107,940)	(3,594,533)	(4,564,363)	(845,334)	(1,226,785)	(3,105,675)	(2,306,892)	-	(1,000,414)
Net gain (loss) on investments	(15,080)	(1,354,177)	(1,074,903)	(765,627)	(116,599)	364,838	(610,646)	-	(125,537)
Net increase (decrease) in equity
from operations	$(7,457)	$(932,105)	$(793,682)	$(327,189)	$(129,738)	$459,659	$(329,017)	$(34,100)	$(142,354)

The accompanying notes are an integral part of these financial statements.

3

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2015

								Vanguard	Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Vanguard	Vanguard	VIF	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	VIF	VIF	Money	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Capital Growth	International	Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Increase (decrease) from operations
Net investment income (loss)	$7,623	$422,072	$281,221	$438,438	$(13,139)	$94,821	$281,629	$(34,100)	$(16,817)
Net realized gain on fund shares redeemed	535,124	469,081	2,249,740	60,172	228,950	2,648,868	1,318,371	-	346,404
Capital gain distributions	557,736	1,771,275	1,239,720	19,535	881,236	821,645	377,875	-	528,473
Change in unrealized gains (losses)	(1,107,940)	(3,594,533)	(4,564,363)	(845,334)	(1,226,785)	(3,105,675)	(2,306,892)	-	(1,000,414)
Net increase (decrease) in
equity from operations	(7,457)	(932,105)	(793,682)	(327,189)	(129,738)	459,659	(329,017)	(34,100)	(142,354)
Unit transactions
Policy owners' net premiums	679,008	2,268,011	2,931,681	3,236,927	842,798	2,740,487	3,114,929	855,087	514,744
Cost of insurance and administrative
charges	(406,414)	(1,301,420)	(1,736,565)	(1,861,364)	(512,196)	(1,688,841)	(1,733,815)	(511,099)	(301,116)
Surrenders and forfeitures	(464,144)	(1,412,283)	(1,851,365)	(1,897,159)	(561,015)	(1,809,618)	(1,883,633)	(421,543)	(327,526)
Transfers between subaccounts and
sponsor	(241,336)	(91,646)	(519,844)	(168,730)	(213,442)	(1,229,557)	427,015	236,584	(183,407)
Withdrawals due to death benefits	-	-	-	-	-	-	-	(155,493)	-
Net increase (decrease) in
equity from unit transactions	(432,886)	(537,338)	(1,176,093)	(690,326)	(443,855)	(1,987,529)	(75,504)	3,536	(297,305)
Net decrease in equity	(440,343)	(1,469,443)	(1,969,775)	(1,017,515)	(573,593)	(1,527,870)	(404,521)	(30,564)	(439,659)
Equity
Beginning of year	6,265,181	19,318,030	25,251,096	24,949,400	7,501,585	25,305,855	24,190,748	6,114,959	4,685,955
End of year	$5,824,838	$17,848,587	$23,281,321	$23,931,885	$6,927,992	$23,777,985	$23,786,227	$6,084,395	$4,246,296

Accumulation unit activity - Group I (1)
Units outstanding at beginning of year	146,103.360	733,881.192	972,485.800	1,299,957.862	147,655.896	1,074,235.625	1,573,523.814	405,883.590	139,432.536
Units issued during the period	14,714.819	98,774.028	116,888.170	193,927.884	18,090.347	120,942.284	249,408.230	80,521.377	15,377.997
Units redeemed during the period	(75,911.173)	(272,343.106)	(389,430.385)	(531,793.014)	(59,172.293)	(474,628.263)	(656,455.875)	(184,247.249)	(60,830.318)
Units outstanding at end of year	84,907.006	560,312.114	699,943.585	962,092.732	106,573.950	720,549.646	1,166,476.169	302,157.718	93,980.215

Accumulation unit activity - Group II (2)
Units outstanding at beginning of year	94,858.498	253,225.851	293,522.118	522,204.125	123,414.763	435,986.588	365,520.119	212,420.198	39,590.552
Units issued during the period	68,239.724	159,270.245	220,381.638	385,103.402	51,432.852	350,919.788	286,298.103	158,350.893	35,254.585
Units redeemed during the period	(23,673.598)	(54,285.239)	(69,891.729)	(127,695.278)	(25,462.258)	(119,644.023)	(86,844.013)	(55,437.053)	(10,989.885)
Units outstanding at end of year	139,424.624	358,210.857	444,012.027	779,612.249	149,385.357	667,262.353	564,974.209	315,334.038	63,855.252

(1) Group I includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary
(2) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2014

								Vanguard	Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Vanguard	Vanguard	VIF	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	VIF	VIF	Money	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Capital Growth	International	Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(2,704)	$355,981	$182,584	$342,662	$(35,416)	$17,598	$165,656	$(41,098)	$(23,536)
Net realized gain on fund shares redeemed	822,099	1,349,590	3,019,413	92,124	611,719	2,931,471	2,141,863	-	490,453
Capital gain distributions	124,705	270,256	6,488	9,515	173,624	478,072	-	-	582,528
Change in unrealized gains (losses)	(319,618)	(577,983)	(987,924)	693,299	(348,195)	578,479	(4,043,048)	-	(929,542)
Net increase (decrease) in
equity from operations	624,482	1,397,844	2,220,561	1,137,600	401,732	4,005,620	(1,735,529)	(41,098)	119,903
Unit transactions
Policy owners' net premiums	724,974	2,460,152	3,179,841	3,494,822	910,099	2,967,797	3,389,679	905,442	537,855
Cost of insurance and administrative
charges	(428,178)	(1,390,422)	(1,843,174)	(1,914,406)	(533,756)	(1,797,491)	(1,848,351)	(516,785)	(310,563)
Surrenders and forfeitures	(474,122)	(1,397,335)	(1,865,263)	(1,865,615)	(614,263)	(1,800,615)	(1,912,156)	(425,722)	(347,409)
Transfers between subaccounts and
sponsor	(297,827)	(462,577)	(993,462)	1,086,164	(273,384)	(2,075,417)	265,028	461,537	(79,997)
Withdrawals due to death benefits	-	-	(6,194)	-	(92)	-	-	(145,672)	-
Net increase (decrease) in
equity from unit transactions	(475,153)	(790,182)	(1,528,252)	800,965	(511,396)	(2,705,726)	(105,800)	278,800	(200,114)
Net increase (decrease) in equity	149,329	607,662	692,309	1,938,565	(109,664)	1,299,894	(1,841,329)	237,702	(80,211)
Equity
Beginning of year	6,115,852	18,710,368	24,558,787	23,010,835	7,611,249	24,005,961	26,032,077	5,877,257	4,766,166
End of year	$6,265,181	$19,318,030	$25,251,096	$24,949,400	$7,501,585	$25,305,855	$24,190,748	$6,114,959	$4,685,955

Accumulation unit activity - Group I (1)
Units outstanding at beginning of year	210,682.285	923,938.372	1,240,267.573	1,511,748.898	211,665.671	1,442,587.090	1,945,269.840	483,788.481	173,399.841
Units issued during the period	23,250.391	118,001.782	158,286.395	316,668.108	26,322.449	165,792.354	305,395.761	129,165.319	27,653.044
Units redeemed during the period	(87,829.316)	(308,058.962)	(426,068.168)	(528,459.144)	(90,332.224)	(534,143.819)	(677,141.787)	(207,070.210)	(61,620.349)
Units outstanding at end of year	146,103.360	733,881.192	972,485.800	1,299,957.862	147,655.896	1,074,235.625	1,573,523.814	405,883.590	139,432.536

Accumulation unit activity - Group II (2)
Units outstanding at beginning of year	49,981.626	146,906.895	162,221.495	276,757.061	77,624.087	243,979.239	183,885.290	106,772.688	20,973.965
Units issued during the period	63,784.733	146,907.408	180,585.282	330,953.455	71,367.172	282,686.539	235,650.727	147,162.668	25,753.002
Units redeemed during the period	(18,907.861)	(40,588.452)	(49,284.659)	(85,506.391)	(25,576.496)	(90,679.190)	(54,015.898)	(41,515.158)	(7,136.415)
Units outstanding at end of year	94,858.498	253,225.851	293,522.118	522,204.125	123,414.763	435,986.588	365,520.119	212,420.198	39,590.552

(1) Group I includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary
(2) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account I (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable universal life (VUL) contracts.  The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
The Separate Account includes assets from two series of policy issues.  Series I policies include applications written before December 1, 2008.  Series II policies include applications written on or after December 1, 2008.  As of September 30, 2009, the Company ceased the issuance of new variable universal life contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account.  Effective April 1, 2013, the Company ceded 100% of its VUL business under a reinsurance agreement with Kansas City Life Insurance Company (KCL).  Effective February 15, 2014, KCL assumed the duties of variable product administrator from the Company in association with the reinsurance agreement entered into during 2013.  This transaction had no impact on the net assets of the Separate Account.
For purposes of reporting Policy Owners' Equity, unit value, outstanding units (page 2) and Financial Highlights (pages 10-11), Group I includes all Series I policies that have not yet reached their 10th policy anniversary, and Group II includes Series I policies that have reached their 10th policy anniversary and all Series II policies.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:
a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners.  Such investments are made at the reported net asset value of the respective portfolios. All changes in fair value are recorded as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.

Separate account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the mutual funds in which the separate account assets are invested are obtained daily from the fund managers.  Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks.  These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.
6

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners' Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

Separate account assets are categorized as Level 2 assets.  The Company has no separate account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 during 2015 and 2014.

7

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed).  The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis.  Distributions received from the funds retain the tax characteristics determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC").  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners.  Accordingly, no provision for federal income taxes has been made.

e.	Expenses, deductions, and related party transactions
For Series I policies (which include applications written before December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter.  For Series II policies (which include applications written on or after December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.0% for years thereafter.  These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies.  Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk.  The mortality risk is that insureds may not live as long as expected.  The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.

On a policy's anniversary date each month, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits.  In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted.  For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted.  For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy.  These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.

In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy.  The surrender charges are a charge per coverage amount for years 1-14.  For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage.  The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year.  For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage.  The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.

The Company retains a front-end premium load from all premium collected.  For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter.  Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load.  In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies.  Excess premium is any amount of premium greater than the target premium.  For Series II policies, the charge is 5% of
8

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

all premium for all policy years.  The charges retained by the Company totaled $1,162,400 and $1,322,899 on a direct basis for 2015 and 2014, respectively.
f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account.  These transfers are made in accordance with selections made by the policy owners.

g.	Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2015 through April 8, 2016, the date these financial statements were available to be issued.  Based on this evaluation, no events have occurred subsequent to December 31, 2015 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

2.	Policy Owners' Equity
Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2015 are as follows:
	December 31, 2015
	Purchases and Transfers In	Sales and Transfers Out
Fidelity VIP Contrafund	$2,796,028	$2,663,555
Fidelity VIP Equity Income	7,907,767	6,251,758
Fidelity VIP Growth and Income	9,403,209	9,058,364
Fidelity VIP Investment Grade Bond	8,894,054	9,126,407
Fidelity VIP Mid Cap	2,876,457	2,452,215
Vanguard VIF Capital Growth	9,155,150	10,226,213
Vanguard VIF International	9,737,205	9,153,205
Vanguard VIF Money Market	2,374,201	2,404,765
Vanguard VIF Small Company Growth	2,120,449	1,906,097
Total	$55,264,520	$53,242,579

9

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

3.	Financial Highlights
	At December 31			For the Period Ended December 31
				Investment
		Unit	Net	Income	Expense		Total
Group II (1)	Units	Value	Assets	Ratio (4)	Ratio (5)		Return (6)
Fidelity VIP Contrafund Portfolio
2015	139,424.624	$26.04	$3,630,497	0.65%	0.45%		0.0%
2014	94,858.498	26.05	2,470,906	1.00%	0.45%		11.2%
2013	49,981.626	23.43	1,171,300	1.13%	0.45%		30.4%
2012	28,920.155	17.98	519,869	1.43%	0.45%		15.6%
2011	13,988.660	15.55	217,490	1.63%	0.45%		-3.2%
Fidelity VIP Equity Income Portfolio
2015	358,210.857	$23.24	$8,323,129	2.70%	0.45%		-4.6%
2014	253,225.851	24.37	6,171,887	3.36%	0.45%		8.0%
2013	146,906.895	22.57	3,315,568	3.16%	0.45%		27.3%
2012	85,840.369	17.74	1,522,419	3.63%	0.45%		16.5%
2011	48,838.554	15.22	743,308	3.30%	0.45%		0.2%
Fidelity VIP Growth & Income Portfolio
2015	444,012.027	$24.51	$10,880,824	1.66%	0.45%		-3.0%
2014	293,522.118	25.26	7,413,582	2.06%	0.45%		9.7%
2013	162,221.495	23.02	3,733,877	2.23%	0.45%		32.7%
2012	99,291.436	17.35	1,722,862	2.49%	0.45%		17.7%
2011	59,134.695	14.74	871,654	2.25%	0.45%		0.9%
Fidelity VIP Investment Grade Bond Portfolio
2015	779,612.249	$14.59	$11,375,391	2.23%	0.45%		-1.2%
2014	522,204.125	14.76	7,708,288	2.85%	0.45%		5.3%
2013	276,757.061	14.02	3,880,375	3.44%	0.45%		-2.3%
2012	129,434.097	14.36	1,858,052	2.85%	0.45%		5.3%
2011	69,316.117	13.63	945,016	4.57%	0.45%		6.7%
Fidelity VIP Mid Cap Portfolio
2015	149,385.357	$26.96	$4,027,242	0.44%	0.45%		-1.8%
2014	123,414.763	27.46	3,389,193	0.31%	0.45%		5.8%
2013	77,624.087	25.95	2,014,661	0.70%	0.45%		35.6%
2012	47,102.265	19.14	901,413	0.80%	0.45%		14.3%
2011	24,077.205	16.74	403,071	0.51%	0.45%		-11.0%
Vanguard VIF Capital Growth Portfolio
2015	667,262.353	$17.32	$11,556,847	1.20%	0.45%		2.2%
2014	435,986.588	16.95	7,391,294	0.72%	0.45%		17.9%
2013	243,979.239	14.38	3,508,351	1.04%	0.45%		37.9%
2012	159,724.775	10.43	1,666,007	0.85%	0.45%		15.0%
2011	86,731.759	9.07	786,962	0.00% (3)	0.45%	(3)	-9.1%
Vanguard VIF International Portfolio
2015	564,974.209	$20.83	$11,770,191	1.99%	0.45%		-1.2%
2014	365,520.119	21.09	7,708,485	1.19%	0.45%		-6.5%
2013	183,885.290	22.55	4,146,531	1.16%	0.45%		22.7%
2012	102,147.513	18.38	1,877,188	1.68%	0.45%		19.6%
2011	52,944.410	15.37	813,531	1.36%	0.45%		-13.9%
Vanguard VIF Money Market Portfolio
2015	315,334.038	$9.91	$3,125,348	0.15%	0.45%		-0.3%
2014	212,420.198	9.94	2,111,418	0.09%	0.45%		-0.4%
2013	106,772.688	9.98	1,065,213	0.09% (3)	0.45%	(3)	-0.2%
Vanguard VIF Small Company Growth Portfolio
2015	63,855.252	$32.24	$2,058,837	0.39%	0.45%		-3.2%
2014	39,590.552	33.30	1,318,534	0.23%	0.45%		2.9%
2013	20,973.965	32.36	678,729	0.56%	0.45%		45.9%
2012	13,529.550	22.18	300,107	0.21%	0.45%		14.1%
2011	8,770.364	19.43	170,446	0.16%	0.45%		0.9%

Group I (2)
Fidelity VIP Contrafund Portfolio
2015	84,907.006	$25.84	$2,194,341	0.92%	0.90%	-0.5%
2014	146,103.360	25.97	3,794,275	0.62%	0.90%	10.7%
2013	210,682.285	23.47	4,944,552	0.79%	0.90%	29.8%
2012	240,225.308	18.08	4,344,023	1.12%	0.90%	15.1%
2011	257,435.703	15.71	4,044,433	0.75%	0.90%	-3.7%

(1)	Includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies.
(2)	Includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.
(3)	The Subaccount commenced operations during the year, therefore the ratio is annualized.
(4)	The investment income ratio is calculated by dividing the average daily subaccount balance by dividend income earned.
(5)	The expense ratio is calculated by dividing the average daily subaccount balance by expenses assessed against the Separate Account.
(6)	Total return is calculated as the change in unit value during a given period.

10

American Family Variable Account I
Notes to Financial Statements
December 31, 2015 and 2014

	At December 31			For the Period Ended December 31
				Investment
		Unit	Net	Income	Expense		Total
Group I (2)	Units	Value	Assets	Ratio (4)	Ratio (5)		Return (6)
Fidelity VIP Equity Income Portfolio
2015	560,312.114	$17.00	$9,525,458	3.43%	0.90%		-5.1%
2014	733,881.192	17.91	13,146,143	2.40%	0.90%		7.5%
2013	923,938.372	16.66	15,394,800	2.18%	0.90%		26.7%
2012	1,055,499.879	13.15	13,882,100	2.91%	0.90%		16.0%
2011	1,122,355.754	11.34	12,724,394	2.30%	0.90%		-0.2%
Fidelity VIP Growth & Income Portfolio
2015	699,943.585	$17.72	$12,400,497	2.24%	0.90%		-3.4%
2014	972,485.800	18.34	17,837,514	1.39%	0.90%		9.2%
2013	1,240,267.573	16.79	20,824,910	1.57%	0.90%		32.1%
2012	1,431,877.205	12.71	18,205,375	2.02%	0.90%		17.2%
2011	1,542,382.062	10.85	16,733,796	1.60%	0.90%		0.5%
Fidelity VIP Investment Grade Bond Portfolio
2015	962,092.732	$13.05	$12,556,494	2.92%	0.90%		-1.6%
2014	1,299,957.862	13.26	17,241,112	1.98%	0.90%		4.8%
2013	1,511,748.898	12.65	19,130,460	2.30%	0.90%		-2.8%
2012	1,486,939.237	13.01	19,351,481	2.27%	0.90%		4.8%
2011	1,499,509.649	12.42	18,617,124	3.27%	0.90%		6.3%
Fidelity VIP Mid Cap Portfolio
2015	106,573.950	$27.22	$2,900,750	0.54%	0.90%		-2.3%
2014	147,655.896	27.85	4,112,392	0.22%	0.90%		5.3%
2013	211,665.671	26.44	5,596,588	0.47%	0.90%		35.0%
2012	262,252.680	19.58	5,135,801	0.63%	0.90%		13.8%
2011	273,139.666	17.21	4,700,166	0.25%	0.90%		-11.4%
Vanguard VIF Capital Growth Portfolio
2015	720,549.646	$16.96	$12,221,138	0.98%	0.90%		1.7%
2014	1,074,235.625	16.68	17,914,561	0.91%	0.90%		17.4%
2013	1,442,587.090	14.21	20,497,610	1.23%	0.90%		37.3%
2012	1,677,675.087	10.35	17,368,496	0.98%	0.90%		14.4%
2011	1,739,094.427	9.05	15,732,398	0.00% (3)	0.90%	(3)	-9.4%
Vanguard VIF International Portfolio
2015	1,166,476.169	$10.30	$12,016,036	1.65%	0.90%		-1.6%
2014	1,573,523.814	10.47	16,482,263	1.52%	0.90%		-6.9%
2013	1,945,269.840	11.25	21,885,546	1.44%	0.90%		22.2%
2012	2,163,745.340	9.21	19,928,071	2.00%	0.90%		19.1%
2011	2,136,911.480	7.74	16,529,698	1.59%	0.90%		-14.3%
Vanguard VIF Money Market Portfolio
2015	302,157.718	$9.79	$2,959,047	0.15%	0.90%		-0.8%
2014	405,883.590	9.87	4,003,541	0.10%	0.90%		-0.8%
2013	483,788.481	9.95	4,812,044	0.09% (3)	0.90%	(3)	-0.5%
Vanguard VIF Small Company Growth Portfolio
2015	93,980.215	$23.28	$2,187,459	0.31%	0.90%		-3.6%
2014	139,432.536	24.15	3,367,421	0.30%	0.90%		2.5%
2013	173,399.841	23.57	4,087,437	0.68%	0.90%		45.2%
2012	203,578.988	16.23	3,304,090	0.23%	0.90%		13.6%
2011	209,869.205	14.28	2,997,704	0.18%	0.90%		0.5%

(2)	Includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.
(3)	The Subaccount commenced operations during the year, therefore the ratio is annualized.
(4)	The investment income ratio is calculated by dividing the average daily subaccount balance by dividend income earned.
(5)	The expense ratio is calculated by dividing the average daily subaccount balance by expenses assessed against the Separate Account.
(6)	Total return is calculated as the change in unit value during a given period.
11

American Family Life
Insurance Company
Financial Statements
December 31, 2015, 2014, and 2013

American Family Life Insurance Company
Contents
December 31, 2015, 2014, and 2013

Independent Auditor's Report

To the Board of Directors of
   American Family Life Insurance Company:

We have audited the accompanying financial statements of American Family Life Insurance Company, which comprise the balance sheets as of December 31, 2015 and December 31, 2014, and the related statements of comprehensive income, of changes in stockholder's equity, and of cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Family Life Insurance Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers

February 29, 2016

American Family Life Insurance Company Balance Sheets December 31, 2015 and 2014

(in thousands of dollars, except share amounts)
	2015	2014		2015	2014
Assets			Liabilities
Bonds, available-for-sale	$3,997,855	$4,101,644	Liabilities for life, accident & health, and deposit contracts	$4,174,410	$4,094,861
Common stocks, available-for-sale	148,754	148,927	Policy and contract claims	16,946	13,897
Mortgage loans	527,179	483,404	Policyholders' dividends payable	10,338	11,575
Policy loans	212,987	218,498	Accrued expenses	34,414	43,633
Cash and cash equivalents	96,734	71,629	Net deferred tax liabilities	-	3,562
Other invested assets	1,129	335	Income tax payable	-	1,310
			Other liabilities	55,035	58,841
Total cash and investments	4,984,638	5,024,437	Separate account liabilities	292,429	318,096

			Total liabilities	4,583,572	4,545,775

Investment income receivable	42,826	43,905	Stockholder's Equity
Reinsurance recoverable	209,872	201,357	Common stock ($250 par value; 10,000 shares
Accounts receivable - affiliates	1,171	1,904	authorized, issued and outstanding) and
Deferred policy acquisition costs	325,355	285,887	additional paid-in capital	3,885	3,720
Net deferred tax assets	32,392	-	Retained earnings	1,279,215	1,214,645
Income tax recoverable	9,062	-	Accumulated other comprehensive income	38,951	119,176
Other assets	7,878	7,730
Separate account assets	292,429	318,096	Total stockholder's equity	1,322,051	1,337,541

Total assets	$5,905,623	$5,883,316	Total liabilities and stockholder's equity	$5,905,623	$5,883,316

The accompanying notes are an integral part of these financial statements.
2

American Family Life Insurance Company Statements of Comprehensive Income Years Ended December 31, 2015, 2014, and 2013

(in thousands of dollars)	2015	2014	2013
Revenues
Premiums, fees and annuity considerations	$317,057	$317,171	$318,856
Net investment income	201,158	201,988	206,225
Net impairment losses recognized in earnings	(23,347)	(325)	(1,133)
Other realized capital gain (loss)	9,305	18,897	13,795
Other income	2,283	1,779	2,207
Total revenues	506,456	539,510	539,950
Benefits and expenses
Policy and contract claims and other benefits	191,400	181,365	183,848
Change in future policy benefits	98,628	101,438	74,410
Dividends to policyholders	19,630	23,994	27,419
Deposit contract interest	13,414	14,128	14,990
Commissions	21,177	19,427	20,851
Salaries and other expenses	71,411	75,593	67,818
Change in deferred policy acquisition costs	(8,033)	(11,524)	25,884
Total benefits and expenses	407,627	404,421	415,220
Income (loss) before income tax expense (benefit)	98,829	135,089	124,730
Income tax expense (benefit)
Current	25,613	40,815	41,462
Deferred	8,646	7,208	2,779
Total income tax expense (benefit)	34,259	48,023	44,241
Net income (loss)	$64,570	$87,066	$80,489

Other comprehensive income (loss)
Changes in unrealized gains (losses) on securities(net of tax of ($41,502),
$29,365, ($50,698), and deferred policy acquisition cost adjustments
of ($31,435), $15,497, and ($55,242) in 2015, 2014, and 2013, respectively)	(74,652)	52,820	(92,155)

Less: reclassification adjustment for gains (losses) included in other
realized capital gain (loss) (net of tax of $3,098, $3,847, and $10,426, in	5,573	6,920	18,754
2015, 2014 and 2013, respectively)

Other comprehensive income (loss)	(80,225)	45,900	(110,909)

Comprehensive income (loss)	$(15,655)	$132,966	$(30,420)

The accompanying notes are an integral part of these financial statements.
3

American Family Life Insurance Company Statements of Changes in Stockholder's Equity Years Ended December 31, 2015, 2014, and 2013

(in thousands of dollars)	2015	2014	2013
Common stock and additional paid-in capital
Balance at beginning of year	$3,720	$3,638	$3,545
Capital contributions	165	82	93
Balance end of year	3,885	3,720	3,638
Retained earnings
Balance at beginning of year	1,214,645	1,127,579	1,047,090
Net income (loss)	64,570	87,066	80,489
Balance at end of year	1,279,215	1,214,645	1,127,579
Accumulated other comprehensive income (loss)
Net unrealized gain (loss) on investments
Balance at beginning of year	147,361	91,501	238,015
Change in unrealized gains (losses) on common stocks, bonds, and other assets	(156,261)	86,915	(227,276)
Income tax benefit (expense)	55,832	(31,055)	80,762
Balance at end of year	46,932	147,361	91,501
Net unrealized gain (loss) on deferred acquisition costs
Balance at beginning of year	(28,185)	(18,225)	(53,830)
Change in period, net of income tax (expense) benefit	20,204	(9,960)	35,605
Balance at end of year	(7,981)	(28,185)	(18,225)
Total accumulated other comprehensive income (loss)	38,951	119,176	73,276
Total stockholder's equity	$1,322,051	$1,337,541	$1,204,493

The accompanying notes are an integral part of these financial statements.
4

American Family Life Insurance Company Statements of Cash Flows Years Ended December 31, 2015, 2014, and 2013

(in thousands of dollars)	2015	2014	2013
Cash flows from operating activities
Net income (loss)	$64,570	$87,066	$80,489
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities
Amortization included in investment income	6,605	6,199	7,870
Realized (gains) losses on sales of investments	(9,322)	(18,885)	(13,790)
Earnings of equity method partnerships	-	-	(1,411)
Net impairment losses recognized on investments	23,347	325	1,133
Fees charged on insurance and deposit liabilities	(36,850)	(35,909)	(36,096)
Interest credited to insurance and deposit liabilities	42,871	43,257	43,133
Deferred policy acquisition costs	(8,033)	(11,524)	25,884
Deferred income tax provision	8,645	7,208	2,779
Insurance liabilities	85,188	89,140	99,242
Other changes in operating assets and liabilities	(29,258)	(16,308)	(40,435)
Net cash provided by (used in) operating activities	147,763	150,569	168,798
Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	834,047	860,639	1,098,308
Purchases of bonds	(905,135)	(928,159)	(1,279,657)
Proceeds from sales of common stocks	39,271	131,916	-
Purchases of common stocks	(40,869)	(170,969)	(31,649)
Proceeds from sales of mortgages	112,718	58,049	82,646
Purchases of mortgages	(156,541)	(117,231)	(99,461)
Proceeds from sales of other investments	-	-	7,111
Net change in policy loans	5,511	6,198	15,999
Net cash provided by (used in) investing activities	(110,998)	(159,557)	(206,703)
Cash flows from financing activities
Deposits to investment-type and universal life contracts	80,440	83,450	90,129
Withdrawals from investment-type and universal life contracts	(92,100)	(90,726)	(89,464)
Net cash provided by (used in) financing activities	(11,660)	(7,276)	665
Net change in cash and cash equivalents	25,105	(16,264)	(37,240)
Cash and cash equivalents
Beginning of year	71,629	87,893	125,133
End of year	$96,734	$71,629	$87,893

The accompanying notes are an integral part of these financial statements.
5

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

1.	Nature of Operations and Significant Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the "Company") is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC).  The Company operates in the life insurance industry, principally marketing whole life, term life and universal life products to provide financial protection for qualified individuals, families and business enterprises.  It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.  The Company also writes a small amount of group life insurance and structured settlement business primarily as a service to its affiliates.  The Company ceased selling new variable universal life (VUL) and variable annuities (VA) in 2009 and effective April 1, 2013, ceded 100% of its VUL and VA business under a reinsurance agreement with Kansas City Life Insurance Company (KCL).  In association with the accompanying administrative services agreement, KCL assumed the duties of variable product administrator from the Company in 2014 (see Note 1(i)).
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:
a.	Cash and Investments
The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors.  As a result, the Company considers all of its bonds and common stocks as available-for-sale.  Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized.  If there is a decline in an investment's net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the book value of the investment is reduced to its fair value or present value of expected future cash flows.
Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased.  These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities.  Updated prepayment assumptions are obtained on a monthly basis, and the effective yield is recalculated to reflect actual payments received and expected future payments.
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase and consist primarily of money market mutual funds carried at cost, which approximates fair value.  Mortgage loans are carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts.  Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.
Investment income is recorded when earned.  Dividend income is recorded on the ex-dividend date.  Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of comprehensive income.
6

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2	Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.
      The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
c.	Deferred Policy Acquisition Costs (DAC)
Costs that are directly related to the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable.  These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses.  All other acquisition costs are expensed as incurred.  For term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities.  For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets.  For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or the policyholder to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.
7

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

The Company regularly evaluates the recoverability of the unamortized balance of DAC.  For term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC.  For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins.  For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts.  This adjustment, which is recorded as part of the net appreciation (depreciation) of securities in accumulated other comprehensive income, reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.
d.	Liabilities for Life and Deposit-Type Contracts
For term insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process.  Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.
For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve.  Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. The interest rate on current issues is 4.0% in both 2015 and 2014.  Interest rates on all other issues are between 2.5% and 5.0% in both 2015 and 2014.
For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance.
Reserves for annuities without life contingencies in payout status are calculated as the present value of future benefits and expenses using break even interest rates.  Reserves for annuities with life contingencies in payout status are calculated as the present value of future benefits and expenses based on assumptions as to investment yields, mortality, and expenses.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.
8

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013
Gross reserves by type of contract at December 31 are as follows:
(in thousands of dollars)	2015		2014
Insurance-type liabilities
Traditional whole life	$2,410,668	57.7%	$2,347,750	57.4%
Traditional term life	456,077	10.9	440,413	10.8
Payout annuities	49,362	1.2	50,497	1.2
Other insurance reserves	8,549	0.2	8,058	0.2
Deposit-type liabilities
Universal life	490,132	11.8	491,154	12.0
Deferred annuities	264,784	6.3	263,225	6.4
Dividend accumulations	238,939	5.7	239,430	5.9
Structured settlements	44,827	1.1	48,284	1.2
Variable universal life	14,419	0.3	14,622	0.4
Variable annuities	12,671	0.3	13,127	0.3
Supplemental contracts without
life contingencies, retained assets
and premium deposits	89,833	2.2	92,060	2.3
Accident & health liabilities
Long-term care	94,149	2.3	86,241	1.9
Total liabilities for life, A&H,
and deposit contracts	$4,174,410	100.0%	$4,094,861	100.0%

e.	Policyholders' Dividends Payable
Approximately 98.2% of the Company's life contracts are considered participating policies.  The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors.  The amount of dividends to be paid is determined annually.  Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest.  Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statements of comprehensive income. The Company's annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year.  The portion of the Company earnings allocated as dividends is included in policyholders' dividends payable.

f.	Income Taxes
The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group.  Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates.  The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment.  Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a "more likely than not" basis.  A valuation allowance is established for that portion of DTAs which cannot meet this realization standard.   Based on all available evidence, a valuation allowance is not needed as of December 31, 2015 and 2014.
9

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

g.	Premium Income, Annuity Considerations and Expense Recognition
Term life and whole life insurance premiums are generally recognized as premium income when received.  Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC.  Premium income is recorded net of premiums ceded to reinsurers.  Commissions and other expenses are recorded net of allowances received from reinsurers.
For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense.  Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties.  Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts.  The Company reported no net premium deficiency reserves as of December 31, 2015 and 2014 after taking into account reinsurance cessions.

h.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies.  Such expenses are allocated to the Company at cost in proportion to its estimated utilization.  Allocation methods are refined periodically in light of current operations and resources utilized by the Company.  Allocated expenses amounted to approximately $121,768,000, $124,818,000, and $134,445,000, for 2015, 2014, and 2013, respectively.

i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits.  This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts.  Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.  The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheets.  Reinsurance premiums ceded were $78,287,000, $75,814,000, and $68,462,000 in 2015, 2014, and 2013, respectively.  Life reserves ceded under reinsurance contracts were $204,023,000 and $194,474,000 at December 31, 2015 and 2014, respectively.  Reinsurance commissions and expense allowances were $23,576,000, $22,684,000, and $46,387,000 in 2015, 2014, and 2013, respectively.  Life and Accident and Health insurance benefits on ceded claims were $41,835,000, $31,478,000, and $22,123,000 in 2015, 2014, and 2013, respectively.  Approximately 28% and 25% of ceded reinsurance is ceded to SCOR Global Life USA Reinsurance Company and Security Life of Denver, respectively, for 2015.
Effective April 1, 2013, the Company ceded all of its VUL and VA in-force block of business under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL). Pursuant to the agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies (with an outstanding gross carrying value of $27,596,000 at April 1, 2014) with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts.  A corresponding decrease to "change in future policy benefits" was recorded in the 2013 statement of comprehensive

10

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

income.  DAC in the amount of $27,386,000 was written off at the time of the initial transaction.  As part of this transaction, former registered representatives were also paid a one-time lump sum commission payment of $5,162,000 which was recorded as commission expense.  A ceding commission of $25,016,000 was recorded as a reduction of salaries and other expenses in the 2013 statement of comprehensive income.  This reinsurance transaction resulted in a total gain of $20,063,000 which has been deferred because the transaction was structured as indemnity reinsurance whereby the Company's obligation to policyholders was not legally extinguished.  The gain is being amortized over the remaining expected life of the policies (27 years for VUL and 25 years for VA).  The deferral of this gain was recorded as an increase to salaries and other expenses in the 2013 statement of comprehensive income and an increase to "other liabilities" in the balance sheet. Straight line amortization of the deferred gain is being utilized. Amortization of deferred gains of $725,000, $725,000 and $544,000 was recognized at December 31, 2015, 2014, and 2013, respectively. The total gain was recognized immediately for tax return purposes. However, the increase in current income tax expense was completely offset by an equivalent decrease in deferred tax expense as a deferred income tax asset was recorded for the tax effect of this deferred gain.  All legal and consulting expenses as part of the transaction were expensed in 2013.

These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.
j.	Statements of Cash Flows
The Company paid income taxes of $35,984,000, $37,759,000, and $43,512,000 in 2015, 2014, and 2013, respectively.  Cash paid (received) for interest was $12,000, $0, and $0 in 2015, 2014, and 2013, respectively.
Non-cash investing activities include $7,334,000 of acquisitions and disposals of common stock and $70,509,000 of acquisitions and disposals of bonds in 2015.
k.	Separate Accounts
Separate account assets include segregated funds invested by the Company as designated by VUL and VA policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II (the "Variable Accounts").  The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company.  Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges.  The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

l.	Adoption of New Accounting Guidance
Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income
In February 2013, the FASB issued guidance requiring entities to present, either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and the income statement line items affected by the reclassification.  If the component is not required to be reclassified to net income in its entirety, entities would instead cross reference to the related footnote for additional information.  The Company adopted this guidance on January 1, 2014. The new guidance affects presentation of accumulated other comprehensive income only; therefore, the adoption had no impact on the Company's results of operations or financial position.

11

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

m.	Reclassifications and Revisions
The revision of an immaterial error resulted in reclassifications of $6,956,000 from other liabilities to liabilities for life, accident & health, and deposit contracts on the 2014 balance sheet, $830,000 from insurance liabilities to other changes in operating assets and liabilities on the 2014 statement of cash flows, and $6,126,000 from insurance liabilities to other changes in operating assets and liabilities in the 2013 statement of cash flows.

n.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2015 through February 29, 2016, the date these financial statements were available to be issued.  Based on this evaluation, no events have occurred subsequent to December 31, 2015 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

2.	Financial Instruments
a.	Fair Value of Financial Instruments
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices in active markets that are readily and regularly available.  Generally, these are the most liquid of the Company's holdings and valuation of these securities does not involve management judgment.  Matrix pricing and other similar techniques are other examples of the market approach.  Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments.  The income approach involves using discounted cash flow and other standard valuation methodologies.  The inputs in applying these market standard valuation methodologies include, but are not limited to interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

12

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements

Bonds: U.S. Government:  Comprised of U.S. Treasuries valued based on unadjusted quoted prices for identical assets in active markets.

Common Stocks:  Comprised of actively traded, exchange listed U.S. and international equity securities.  Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Cash Equivalents:  Comprised of actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Bonds: The majority of the Company's Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics.  These securities are principally valued using the market and income approaches.  When available, recent trades of identical or similar assets are used to price these securities.  However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices.  The pricing models discount future cash flows at estimated market interest rates.  These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset.  Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.  Inputs may vary depending on type of security.

A small segment of Level 2 and Level 3 securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis, or through third party vendors that specialize in difficult-to-price securities.  Pricing for specific security types is as follows:

Corporates, including privately placed:  These securities are principally valued using the market and income approaches.  Values are based on inputs including quoted prices for identical or similar assets in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yield curves, bid/ask spreads, and credit quality.  Privately placed securities are valued using internal matrix pricing and discounted cash flow methodologies using standard market observable inputs including taxable and tax-exempt yield curves and market observable external ratings from external parties.  Due to the relative illiquidity of private placements, illiquidity premiums of 25 and 100 basis points are factored into the yield curve inputs for investment grade and below investment grade securities, respectively.

Municipals:  Externally rated municipals are valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.

U.S. Government:  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, and bid/ask spreads.

13

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

Asset-Backed Securities (ABS), Residential Mortgage-Backed Securities (RMBS), and Commercial Mortgage-Backed Securities (CMBS):  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, default assumptions, projected cash flows, collateral performance, deal structure, and tranche characteristics.

Common Stocks:  Comprised of shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 10. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 by the FHLBC.
Separate Account Assets:  Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Bonds:

Corporates:  Valued using the mid-point of actual bid and ask market quotes from global and regional banks, broker/dealers, and exchanges.

ABS and RMBS:  Valued using trader marked bid side dollar prices and spreads to updated swaps curves from a third party pricing vendor.  A small segment is valued from non-binding external sources where unobservable inputs are not readily available.

Other Valuations

     Includes a limited partnership interest presented using the cost method of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount, and cash.

14

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

The following summarizes the Company's financial assets measured at fair value on a recurring basis as of December 31:

2015
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Other	Balance as of
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Valuations	December 31, 2015
Financial assets
Bonds, available-for-sale:
U.S. Government	$1,991	$14,353	$-	$-	$16,344
Municipals	-	165,802	-	-	165,802
Corporates	-	2,825,660	-	-	2,825,660
RMBS	-	419,518	2	-	419,520
CMBS	-	305,392	-	-	305,392
ABS	-	263,982	1,155	-	265,137
Common stocks, available-for-sale	146,729	2,025	-	-	148,754
Cash equivalents	59,888	-	-	-	59,888
Separate Account Assets	-	292,429	-	-	292,429
Total recurring basis assets	208,608	4,289,161	1,157	-	4,498,926

Valued at cost or amortized cost	-	-	-	778,141	778,141
Total financial assets	$208,608	$4,289,161	$1,157	$778,141	$5,277,067

2014
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Other	Balance as of
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Valuations	December 31, 2014
Financial assets
Bonds, available-for-sale:
U.S. Government	$2,025	$26,793	$-	$-	$28,818
Municipals	-	176,063	-	-	176,063
Corporates	-	2,980,847	983	-	2,981,830
RMBS	-	388,102	2	-	388,104
CMBS	-	301,463	-	-	301,463
ABS	-	225,366	-	-	225,366
Common stocks, available-for-sale	145,601	3,326	-	-	148,927
Cash equivalents	40,186	-	-	-	40,186
Separate Account Assets	-	318,096	-	-	318,096
Total recurring basis assets	187,812	4,420,056	985	-	4,608,853

Valued at cost or amortized cost	-	-	-	733,680	733,680
Total financial assets	$187,812	$4,420,056	$985	$733,680	$5,342,533

15

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company's internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process.  These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites.  Investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity.  As necessary, the Company utilizes a pricing service that specializes in difficult-to-value securities to price esoteric or illiquid securities.  Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted.  This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.

On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage.  In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.

During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable the Company will transfer that security to Level 3.

All transfers into or out of a particular level are recognized as of the beginning of the reporting period.  In 2015, the Company transferred $1,267,000 of ABS securities from Level 2 to Level 3.  In 2015, a third party pricing service began pricing this bond using unobservable inputs.  Previously, these securities were priced by another pricing vendor using observable inputs.  The Company also transferred $983,000 of Corporate securities from Level 3 to Level 2.  In 2015, a third pricing service began pricing this bond using observable inputs.  Previously, these securities were priced by another pricing vendor using unobservable inputs.  There were no other material transfers between levels in 2015.

16

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

The following provides a summary of changes in fair value during the year ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:
2015
		Total Realized and Unrealized
		Gains (Losses) included in
							Net
							Transfers In
	Balance as of		OCI on				and/or (Out)	Balance as of
(in thousands of dollars)	January 1, 2015	Net Income	Balance Sheet	Purchases	Sales	Settlements	of Level 3	December 31, 2015
Financial assets
Bonds, available-for-sale:
Corporates	$983	$-	$-	$-	$-	$-	$(983)	$-
RMBS	2	-	-	-	-	-	-	2
ABS	-	-	(42)	-	-	(70)	1,267	1,155
Total recurring Level 3
financial assets	$985	$-	$(42)	$-	$-	$(70)	$284	$1,157

2014
		Total Realized and Unrealized
		Gains (Losses) included in
							Net
							Transfers In
	Balance as of		OCI on				and/or (Out)	Balance as of
(in thousands of dollars)	January 1, 2014	Net Income	Balance Sheet	Purchases	Sales	Settlements	of Level 3	December 31, 2014
Financial assets
Bonds, available-for-sale:
Corporates	$881	$-	$102	$-	$-	$-	$-	$983
RMBS	3	-	-	-	-	(1)	-	2
ABS	425	-	(10)	-	-	(415)	-	-
Total recurring Level 3
financial assets	$1,309	$-	$92	$-	$-	$(416)	$-	$985

There were no gains or losses included in net income for Level 3 instruments still held as of December 31, 2015 and 2014.

The following summarizes quantitative information about significant unobservable inputs used to value Level 3 securities as of December 31, 2015 and 2014:

	Fair Value at	Valuation	Unobservable
(in thousands of dollars)	12/31/2015	Technique	Input	Range

Significant unobservable inputs not available	$1,157

Total Level 3 Securities	$1,157

	Fair Value at	Valuation	Unobservable
(in thousands of dollars)	12/31/2014	Technique	Input	Range

Corporates	$983	Cash flow modeling	Discount margin	135

Significant unobservable inputs not available	2

Total Level 3 Securities	$985

17

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

Mortgage Loans
The fair value of mortgage loans is based upon discounted future cash flows using the current rates at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.

Policy Loans
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance.  Policy loans have no stated maturity dates and are an integral part of the related insurance contract.  The carrying value of policy loans approximates the fair value.  The interest rate for policy loans on current issues was 8% in 2015, 2014, and 2013.

Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies.  Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

Fair Value
The fair values of the Company's significant financial instruments that are carried on the balance sheets at a value other than fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:

	2015		2014
(in thousands of dollars)	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets
Mortgage loans	$527,179	$544,706	$483,404	$520,756
Policy loans	212,987	212,987	218,498	218,498

Financial liabilities
Deferred annuities	264,784	263,115	263,225	260,974
Structured settlements	58,693	70,060	62,189	74,719

18

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

b.	Common Stocks
The aggregate cost of common stocks at December 31, 2015 and 2014 was $136,839,000 and $136,691,000, respectively.  Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $17,837,000 and $14,911,000 and gross unrealized losses of $5,922,000 and $2,675,000 at December 31, 2015 and 2014, respectively.
The fair value and unrealized losses, categorized by stocks, in loss positions for less than 12 months and stocks in loss positions for more than 12 months at December 31 are as follows:
	2015
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
Common stocks	89	$31,157	$(3,494)	23	$8,893	$(2,428)	$40,050	$(5,922)
Total	89	$31,157	$(3,494)	23	$8,893	$(2,428)	$40,050	$(5,922)

	2014
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
Common stocks	87	$31,595	$(2,675)	-	$-	$-	$31,595	$(2,675)
Total	87	$31,595	$(2,675)	-	$-	$-	$31,595	$(2,675)

During 2015, 2014, and 2013, the Company recorded other-than-temporary impairments (OTTI) relating to its common stock portfolio resulting in a total realized loss of $1,763,000, $325,000, and $958,000, respectively.
Proceeds from sales of stocks during 2015, 2014, and 2013 were $38,535,000, $129,732,000, and $0, respectively.  These amounts exclude spin-offs, tax free exchanges, taxable exchanges and returns of capital.  Gross gains of $3,065,000, $12,059,000, and $0, and gross losses of $3,261,000, $1,780,000, and $0, were realized on those sales during 2015, 2014, and 2013, respectively.  The basis of the securities sold was determined using specific identification.
In 2015 and 2014, the Company's common stock portfolios were primarily invested in large cap stocks which were managed to large cap indices.  In addition, the Company's portfolio includes shares of FHLBC stock as discussed in Note 10 and allocations in small and mid cap stocks.  Positions held in master limited partnerships as of December 31, 2014 were liquidated during 2015.  In 2013, the Company's common stock balance consisted primarily of shares of mutual fund investments and shares in FHLBC stock.  Further separation of equity securities by geography or industry concentration is not deemed relevant.

19

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

c.	Bonds
The amortized cost and fair value of bonds at December 31 are as follows:
	2015
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$14,995	$1,350	$(1)	$16,344
Obligations of states and political
subdivisions	142,917	22,902	(17)	165,802
Corporate	2,806,251	86,697	(67,288)	2,825,660
Residential mortgage-backed securities	409,085	11,477	(1,042)	419,520
Commercial mortgage-backed securities	303,564	4,649	(2,821)	305,392
Asset-backed securities	259,931	6,502	(1,296)	265,137
Total	$3,936,743	$133,577	$(72,465)	$3,997,855

	2014
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$26,854	$1,964	$-	$28,818
Obligations of states and political
subdivisions	147,755	28,341	(33)	176,063
Corporate	2,831,910	173,191	(23,271)	2,981,830
Residential mortgage-backed securities	371,430	17,244	(570)	388,104
Commercial mortgage-backed securities	290,778	10,798	(113)	301,463
Asset-backed securities	215,866	9,885	(385)	225,366
Total	$3,884,593	$241,423	$(24,372)	$4,101,644

20

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

     The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months at December 31 are as follows:

	2015
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	2	$314	$(1)	-	$-	$-	$314	$(1)
Obligations of states and
political subdivisions	1	2,139	(17)	-	-	-	2,139	(17)
Corporate	436	982,067	(48,227)	80	151,580	(19,061)	1,133,647	(67,288)
Residential mortgage-backed securities	39	126,765	(806)	13	11,351	(236)	138,116	(1,042)
Commercial mortgage-backed securities	26	148,133	(2,798)	3	1,826	(23)	149,959	(2,821)
Asset-backed securities	47	150,786	(1,168)	4	5,075	(128)	155,861	(1,296)
	551	$1,410,204	$(53,017)	100	$169,832	$(19,448)	$1,580,036	$(72,465)

	2014
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	2	$314	$-	-	$-	$-	$314	$-
Obligations of states and
political subdivisions	-	-	-	1	2,079	(33)	2,079	(33)
Corporate	166	325,442	(9,552)	108	287,426	(13,719)	612,868	(23,271)
Residential mortgage-backed securities	5	7,182	(14)	23	29,368	(556)	36,550	(570)
Commercial mortgage-backed securities	2	17,115	(81)	6	4,215	(32)	21,330	(113)
Asset-backed securities	18	53,644	(82)	6	12,035	(303)	65,679	(385)
	193	$403,697	$(9,729)	144	$335,123	$(14,643)	$738,820	$(24,372)

If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the statements of comprehensive income.  If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost).  Other-than-temporary credit impairments are recorded in earnings when the PVCF is less than the amortized cost.  Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income.  The Company believes that all other declines in fair value related to bonds are temporary.
Credit related OTTI amounts recorded on bonds were $16,639,000, $0 and $0 during 2015, 2014, and 2013, respectively.  No portion of the OTTI loss was included in accumulated other comprehensive income.  In determining OTTI, the Company considered severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists.   Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these credits.  The Company does not hold any impaired fixed income securities where part of the impairment was considered credit-related (recorded through the statements of comprehensive income) and part of the impairment was non-credit-related (recorded through other comprehensive income).
21

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

During 2015, 2014, and 2013, in its bond portfolio, the Company recorded total OTTI write-downs in its net realized losses in the statements of comprehensive income of $21,584,000, $0, and $175,000, respectively.  These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

Subprime mortgages are residential loans to borrowers with weak credit profiles.  Alt A mortgages are residential loans to borrowers who have credit profiles above subprime but do not conform to traditional (prime) mortgage underwriting guidelines.  The Company had insignificant exposure to subprime and Alt A mortgages at December 31, 2015 and 2014.
The amortized cost and fair value of bonds at December 31, 2015 by contractual maturity are as follows.  Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties.  Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category as follows:
	December 31, 2015
	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due in one year or less	$169,384	$171,274
Due after one year through five years	955,319	990,318
Due after five years through ten years	1,164,403	1,146,314
Due after ten years	675,057	699,900
Subtotal	2,964,163	3,007,806
Mortgage-backed securities	712,649	724,912
Asset-backed securities	259,931	265,137
Total	$3,936,743	$3,997,855

Proceeds from sales of long-term bonds during 2015, 2014, and 2013 were $335,440,000, $458,743,000, and $507,184,000, respectively.  Gross gains of $6,571,000, $9,188,000, and $14,067,000, and gross losses of $6,955,000, $3,775,000, and $4,599,000, were realized on those sales for 2015, 2014, and 2013, respectively.   The basis of the securities sold was determined using specific identification.
At December 31, 2015 and 2014, bonds with fair value of approximately $4,406,000 and $4,179,000, respectively, were on deposit with various regulatory authorities to comply with insurance laws.

22

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:

(in thousands of dollars)	2015	2014	2013
Bonds	$162,428	$165,988	$168,216
Common stocks	3,168	1,949	1,705
Mortgage loans	28,088	24,631	23,907
Policy loans	15,519	15,958	16,586
Other	40	217	1,487
Total gross investment income	209,243	208,743	211,901
Investment expenses	(8,085)	(6,755)	(5,676)
Net investment income	$201,158	$201,988	$206,225

e.	Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2015 and 2014 ranged from 3.25% to 5.80% and 3.42% to 6.10%, respectively.  During 2015 and 2014, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount.  Fire and extended coverage insurance is required on all properties.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 72%.
Significant concentrations of mortgage loans amounting to $193,184,000 and $196,470,000 exist for properties located in the Midwest region at December 31, 2015 and 2014, respectively.  In addition, significant concentrations by state include the following:
(in thousands of dollars)	2015	2014
Texas	$125,485	$112,236
Ohio	74,505	71,328

The Company considers any loan that is one or more days delinquent to be past due.  At December 31, 2015 and 2014, the Company had no past due commercial mortgage loans, and the average recorded investment in impaired loans was $0 during both 2015 and 2014. As of December 31, 2015 and 2014, all loans in the portfolio were in good standing, and no loans had been modified or restructured.

A loan is considered to be in good standing if all payments are current.  When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes.  The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

23

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company's watchlist.  A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan.  Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments.  Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain.  If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing.  Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary.  Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.

The Company had $527,179,000 and $483,404,000 of loans outstanding as of December 31, 2015 and 2014, respectively, of which $17,150,000 and $47,905,000 were on the watchlist.  There were no non-performing loans held as of December 31, 2015 and 2014.  There were no charge-offs recorded in the mortgage loan portfolio in 2015, 2014, and 2013.

The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2015 and 2014.

Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current.  If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt.  There were no loans in nonaccrual status at December 31, 2015 and 2014, and no loans were restructured during 2015 or 2014.
3.	Deferred Policy Acquisition Costs
Policy acquisition costs deferred and the related amortization charged to income are as follows:
(in thousands of dollars)	2015	2014	2013
Balance, beginning of year	$285,887	$289,860	$260,502
Costs deferred during year	24,406	23,013	19,245
Amortization related to operations during year	(15,672)	(14,696)	(14,099)
Net adjustment due to assumption revisions	(701)	3,207	(3,644)
DAC adjustment for KCL transaction (see note 1(i))	-	-	(27,386)
Change in DAC - comprehensive income	8,033	11,524	(25,884)
Amounts related to change in fair value adjustment
of available-for-sale bonds	31,435	(15,497)	55,242
Balance, end of year	$325,355	$285,887	$289,860
The net DAC increases and decreases in 2015 and 2014, respectively, were primarily attributable to changes in the fair value adjustment of available-for-sale bonds.
24

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

4.	Separate Accounts
Separate account assets include segregated funds invested by the Company for the benefit of VUL and VA policy owners.  Policy owners' premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts.  The Company records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.
The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940.  Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the "Fund").  The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.
A fixed account is also included as an investment option for variable policy owners.  Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.
The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.
The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts.  Income from these charges is included in premium revenues in the statements of comprehensive income, and is 100% ceded to KCL (see Note 1(i)).  The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:
(in thousands of dollars)	2015	2014
American Family Variable Account I	$1,015	$1,129
American Family Variable Account II	1,931	2,016
	$2,946	$3,145

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  Income from these charges is included in premium revenues in the statements of comprehensive income, and is 100% ceded to KCL (see Note 1(i)).  For the year ended December 31 amounts are as follows:
(in thousands of dollars)	2015	2014
American Family Variable Account I	$11,395	$12,180
American Family Variable Account II	300	488
	$11,695	$12,668

25

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

5.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to their operations.  In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company.  Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company's financial statements.
The Company is liable for mandatory assessments that are levied by the life and health guaranty fund associations of states in which the Company is licensed.  These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies.  Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies.  As of December 31, 2015 and 2014, the guaranty fund liability was $1,620,000 and $2,332,000, respectively, based on information received from the states in which the Company writes business.  The guaranty fund assets related to future premium tax credits were $2,289,000 and $3,007,000 as of December 31, 2015 and 2014, respectively.
6.	Related Parties
The Company has issued certain annuities to AFMIC.  The carrying value of all such annuities amounted to approximately $58,693,000 and $62,189,000 at December 31, 2015 and 2014, respectively.
As of December 31, 2015 and 2014, the Company reported $1,171,000 and $1,884,000, respectively, due from affiliates, none of which is income taxes due from affiliates.  Terms of the settlement require that these amounts be settled within 30 days. These balances arise from the intercompany expense allocations described in Note 1(h).
The Company is party to an affiliated reinsurance agreement with AFMIC under which the Company assumes long-term care business from AFMIC by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $4,674,000, $4,712,000, and $4,903,000 during 2015, 2014, and 2013, respectively, under this agreement.  The Company also assumed $94,149,000 and $86,241,000 of reserves at December 31, 2015 and 2014, respectively, under this agreement which is 100% ceded to a third party.
During 2014 as part of an overall equity portfolio rebalancing, certain equity positions were transferred from AFMIC to the Company for cash consideration.  The total amount transferred was $18,093,000, which represents the fair value of the transferred equities as of the transfer date.
26

American Family Life Insurance Company Notes to Financial Statements December 31, 2015, 2014, and 2013

7.	Income Taxes
The components of the net deferred tax assets (liabilities) at December 31 were as follows:

(in thousands of dollars)	2015	2014
Deferred tax assets
Life reserves	$111,657	$115,917
Other deferred compensation payable	2,499	4,967
Pension accrual	216	2,189
Policyholder dividends	3,693	4,136
Other	6,456	6,719
Total deferred tax assets	124,521	133,928
Deferred tax liabilities
DAC	(74,531)	(71,569)
Investments	(17,598)	(65,921)
Total deferred tax liabilities	(92,129)	(137,490)
Net deferred tax assets (liabilities)	$32,392	$(3,562)

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations.  The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized as follows:

	2015	2014	2013
Federal statutory tax rate	35.0%	35.0%	35.0%
Prior period adjustments	-	-	1.0
Dividend received deduction	-	-	(1.0)
Other	-	1.0	-
Effective tax rate	35.0%	36.0%	35.0%

Amounts receivable from AFMIC for Federal taxes under the tax allocation agreement were $9,062,000 at December 31, 2015. There was a $1,310,000 amount payable to AFMIC for Federal taxes under the tax allocation agreement at December 31, 2014. There were no amounts recoverable from AFMIC for state taxes at December 31, 2015 and 2014.
Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the "Policyholders' Surplus Account."  A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders' Surplus Account at the corporate rate in the tax year of the distribution.  Any distributions are deemed to be first made from another tax memorandum account known as the "Shareholder's Surplus Account."  The Company's undistributed taxable Shareholder's Surplus Account was $1,371,216,000 and $1,323,885,000 at December 31, 2015 and 2014, respectively.  The Company's Policyholders' Surplus Account was $5,149,000 at December 31, 2015 and 2014.    At current corporate income tax rates, the associated tax is $1,802,000.  The Company has not recorded this DTL because it does not expect to make any taxable distributions.
27

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  Interest and penalties on tax uncertainties are classified as a separate operating expense.  The total amount of interest accrued was $0 at December 31, 2015 and 2014.  The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois.  The Company also files a separate company return in Oregon.  The examinations of the consolidated group's federal income tax returns for the years 2011 and prior are closed, and the years 2012 through 2014 remain open under the IRS statute of limitations.
8.	Employee Benefit Plans
AFMIC has non-contributory pension plans (herein referred to as the "Plans") covering substantially all employees.  The Company is not directly liable for obligations under the Plans.  Employees providing services to the Company are employees of AFMIC.  For employees hired before January 1, 2009, and Agency Sales Managers hired before January 1, 2010, benefits are based on years of credited service and highest average compensation (as defined in the Plans).  For employees hired on or after January 1, 2009, and Agency Sales Managers hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plans).  The asset valuation method used in 2015 for funding calculations was the Two-Year Smoothed Value method.  The benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2015 given the funded status of the Plans.  Pension expense of approximately $1,069,000, $1,054,000, and $3,042,000, was allocated to the Company for the years ended December 31, 2015, 2014, and 2013, respectively.
AFMIC and certain subsidiaries including AFLIC (the Companies) participate in a qualified contributory 401(k) plan (herein referred to as the "Plan").  Substantially all employees are eligible to enter into the Plan.  Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations.  The Companies are required to make contributions each payroll period, as defined, to a trust fund.  The contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions.  The maximum annual company contribution is 4% of eligible contributions. The Plan expense allocated to AFLIC during 2015, 2014, and 2013 amounted to $509,000, $994,000, and $1,031,000, respectively.

The Companies provide certain health care benefits to substantially all employees and contribute toward eligible employees' postretirement health care using a fixed amount for each year of eligible service.  Certain employees may also receive health care benefits upon retirement via conversion of unused sick days earned prior to 2008.  In addition, the Companies provide most employees with a life insurance benefit, for which the Companies absorb substantially all of the cost.  The Companies' portions of the costs of these programs are unfunded.   The Companies sponsor no other significant postretirement benefit plans, and use a measurement date of December 31 for valuing pension and other postretirement benefit plans.

A liability of $2,776,000 and $2,678,000 was accrued for earned but unused vacation as of December 31, 2015 and 2014, respectively.  The Company was allocated $264,000, $243,000, and $624,000 in sick leave expense during 2015, 2014, and 2013, respectively.

28

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

9.	Accumulated Other Comprehensive Income (Loss)
Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:

(in thousands of dollars)	2015	2014	2013
Unrealized gains (losses) on common stocks	$11,915	$12,236	$12,069
Unrealized gains (losses) on bonds	61,112	217,051	130,304
Adjustment of DAC related to fair value adjustment	(12,419)	(43,854)	(28,357)
Deferred income taxes	(21,657)	(66,257)	(40,740)
Accumulated other comprehensive income (loss)	$38,951	$119,176	$73,276

10.	Federal Home Loan Bank Agreements
The Company is a member of the FHLBC.  The general nature of the FHLBC agreement is to provide a platform which provides the Company with the ability to receive advances from the FHLBC as a member of the bank.  Any such advances are required to be fully collateralized with member stock and qualified securities.  The intended use of the funding is to provide liquidity and other financing to the Company in the event it is needed.  There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2015 and 2014.  The shares in FHLBC stock are considered Class B and are recorded in common stock, available for sale in the balance sheets.
The following summarizes general account FHLBC capital stock balances as of December 31:

	2015	2014
Shares outstanding	20,251	33,261

(in thousands of dollars)
Membership stock - Class B	$2,025	$3,326
Excess stock	-	-
Aggregate total - carrying value	2,025	3,326
Actual or estimated borrowing capacity	40,502	66,522

Borrowing capacity is calculated as 20 times the value of FHLBC capital stock, less the value of any outstanding advances.

11.	Statutory Financial Data
The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT).  STAT practices

29

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2015, 2014, and 2013

include the National Association of Insurance Commissioners' "Accounting Practices and Procedures Manual," state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted STAT practices encompass all accounting practices that are not prescribed.  The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements.  The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with GAAP are disclosed below.
The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business.  Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends.  Generally, the Company's statutory surplus may be available for distribution to its stockholder.  However, such distributions as dividends may be subject to prior regulatory approval.  No stockholder dividends were paid in 2015, 2014, or 2013.
A reconciliation of statutory capital and surplus and net income to GAAP for the Company as of and for the years ended December 31 is as follows:
	Capital and Surplus/Equity			Net Income
(in thousands of dollars)	2015	2014	2013	2015	2014	2013
Per statutory annual statements	$945,111	$888,610	$822,794	$51,733	$80,704	$66,203
GAAP adjustments
DAC	325,355	285,887	289,860	8,033	11,524	(25,884)
Statutory allowance for investment
valuation fluctuations	56,694	62,292	53,596	1,166	776	4,967
Unrealized gains (losses) on bonds	61,064	217,005	130,267	-	-	-
Life and deposit contract liabilities	(45,646)	(59,576)	(74,779)	13,930	15,202	35,264
Deferred taxes	(120,664)	(155,919)	(123,605)	(8,646)	(7,205)	(2,779)
Nonadmitted assets	101,632	103,444	102,223	-	-	-
Policyholders' dividends payable	9,479	9,677	12,933	(198)	(3,256)	(70)
Gain on variable product reinsurance	(18,069)	(18,794)	(19,519)	(3,602)	(4,854)	(9,220)
Long term care mod-co reinsurance	(4,168)	(7,590)	(1,264)	3,421	(6,326)	6,626
Other	11,263	12,505	11,987	(1,267)	501	5,382
Per GAAP financial statements	$1,322,051	$1,337,541	$1,204,493	$64,570	$87,066	$80,489

30